UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT
OF
REGISTERED MANAGEMENT COMPANY

Investment Company Act file number:	811-5628

Name of Registrant:	Vanguard Malvern Funds

Address of Registrant:	P.O. Box 2600 Valley Forge, PA 19482

Name and address of agent for service:	R. Gregory Barton, Esquire P.O. Box 876 Valley Forge, PA 19482

Registrant’s telephone number, including area code: (610) 669-1000

Date of fiscal year end:	September 30

Date of reporting period:	October 1, 2003 - September 30, 2004

Item 1:	Reports to Shareholders

Vanguard® Asset Allocation Fund

September 30, 2004

YOUR FUND REPORT

CONTENTS

1	LETTER FROM THE CHAIRMAN
6	REPORT FROM THE ADVISOR
9	FUND PROFILE
11	GLOSSARY OF INVESTMENT TERMS
13	PERFORMANCE SUMMARY
14	YOUR FUND'S AFTER-TAX RETURNS
15	ABOUT YOUR FUND'S EXPENSES
17	FINANCIAL STATEMENTS
33	ADVANTAGES OF VANGUARD.COM

SUMMARY

• Vanguard Asset Allocation Fund Investor Shares returned 12.8% for the 12 months ended September 30, 2004, compared with
   10.8% for the fund’s benchmark index and 10.1% for the average competitor.

• Stocks benefited from solid earnings growth and positive economic reports in the first half of the fiscal year; then the market turned sideways as investors reacted to;rising oil prices and less- favorable economic news.

• The fund’s heavy equity allocation boosted returns in the period, because stocks outperformed bonds as both markets responded to the changing economic outlook.

VANGUARD’S PLEDGE TO CLIENTS

We recognize that your relationship with Vanguard rests on the twin pillars of trust and excellence, each of which is built upon the character of our people. Our Pledge to Clients reflects our ongoing efforts to deserve your trust and to continually improve so that we can offer you excellence in all that we do.

We will:

• Put your interests first at all times.

• Continually seek to earn your trust by adhering to the highest standards of ethical behavior and fiduciary responsibility.

• Strive to be the highest-value provider of investment services, which means outstanding investment performance and service, both at the lowest possible cost.

• Communicate candidly not only about the rewards of investing but also about the risks and costs.

• Maintain highly effective controls to safeguard your assets and protect your confidential information.

• Invest a majority of our personal assets alongside yours.

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice.

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LETTER FROM THE CHAIRMAN

Dear Shareholder,

Vanguard Asset Allocation Fund and its comparative benchmarks finished the 2004 fiscal year with results little changed from six months earlier. The year ended September 30 broke into two halves, with strong stock and moderate bond gains in the first six months followed by a small retreat for stocks and minor gains for bonds in the second.

Your fund’s allocation among asset classes enabled it to capture the stock market surge, then to hold onto those gains. On September 30, 2004, the portfolio stood at 90% stocks and 10% bonds. The heavy stock allocation helped the fund to outpace its composite index benchmark, which has a fixed ratio of 65% stocks/35% bonds. Any overweighting of stocks relative to the benchmark will put the fund’s results ahead when stocks significantly outperform bonds, as they did during the period.

2004 Total Returns	Fiscal Year Ended
September 30
Vanguard Asset Allocation Fund
Investor Shares	12.8%
Admiral Shares	12.9
Asset Allocation Composite Index*	10.8
Average Flexible Portfolio Fund**	10.1
Dow Jones Wilshire 5000 Index	14.8

  *65% S&P 500 Index and 35% Lehman Long Treasury Index.
**Derived from data provided by Lipper Inc.

The fund also bested the average return for mutual funds that share its flexible-allocation mandate. The adjacent table presents the 12-month total returns (capital change plus reinvested dividends) for the fund’s two share classes along with the returns of its comparative standards and the broad stock market, as measured by the Dow Jones Wilshire 5000 Composite Index.

The fund’s distributions and its share prices at the beginning and end of the fiscal year are shown in the table on page 5. For those who hold the Asset Allocation Fund in a taxable account, page 14 shows after-tax returns for investors in the highest tax bracket.

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Admiral™ Shares

A lower-cost class of shares available to many longtime shareholders and to those with significant investments in the fund.

STOCKS FARED WELL, THEN COOLED OFF

The fiscal year started with a strong rally in U.S. stock prices that lasted through February and produced solid gains for most major indexes. These advances were fueled by solid corporate earnings growth and a slew of economic reports suggesting robust growth and job-market improvement. However, despite volatility during the final seven months of the period—from March through September—most indexes saw relatively little change. The earlier enthusiasm for stocks wore thin as statistical reports turned less favorable and the economy showed the strain of rising crude-oil prices. For the 12 months, the Dow Jones Wilshire 5000 Index returned 14.8%.

Smaller-capitalization stocks provided higher returns for the fiscal year than did large-caps. Across the market-cap spectrum, value-oriented stocks (those that generally trade at below-market valuations relative to their book values and other fundamental measures) outpaced growth-oriented issues (those expected to return above-average earnings growth). Returns from most international markets were enhanced for U.S-based investors by the continued weakness of the greenback relative to major currencies.

Market Barometer		Average Annual Total Returns Periods Ended September 30, 2004
		One Year	Three Years	Five Years
Stocks	Russell 1000 Index (Large-caps)	13.9%	4.7%	-0.7%
	Russell 2000 Index (Small-caps)	18.8	13.7	7.4
	Dow Jones Wilshire 5000 Index	14.8	6.1	0.0
	(Entire market)
	MSCI All Country World Index
	ex USA (International)	23.1	11.4	0.5

Bonds	Lehman Aggregate Bond Index	3.7%	5.9%	7.5%
	(Broad taxable market)
	Lehman Municipal Bond Index	4.6	5.8	6.8
	Citigroup 3-Month Treasury Bill Index	1.0	1.4	3.0

CPI	Consumer Price Index	2.5%	2.1%	2.5%

THE BOND MARKET WAS SWAYED BY ECONOMIC UNCERTAINTIES

For the first half of the period, a continued decline in bond yields boosted bond prices and returns. In April, however, yields began to march higher as reports showed higher-than-expected inflation and strong job growth. Yields tailed off again in August and September, as reports suggested the economic recovery had lost some steam. The yield of the 10-year U.S. Treasury note, a benchmark for longer-term interest rates, started the fiscal year at 3.94%,

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dropped to a low of 3.69% in March, climbed to 4.65% by the end of May, and finished the period at 4.12%.

Investment-grade taxable bonds, as measured by the Lehman Brothers Aggregate Bond Index, returned 3.7% for the 12 months. Corporate bonds continued to offer competitive returns relative to their government counterparts. The yield of the 3-month Treasury bill (a proxy for money market rates) rose 0.76 percentage point in the second six months in response to the Federal Reserve Board’s three separate actions—in June, August, and September—to raise its target for the federal funds rate. The Treasury bill, which yielded 0.94% at the start and midpoint of the fiscal year, yielded 1.70% as of September 30.

FOR THE FUND, A HEAVY STOCK TILT LED TO OUTPERFORMANCE

The Asset Allocation Fund’s advisor, Mellon Capital Management, uses a quantitative model to assess the relative attractiveness of stocks, bonds, and cash. The model looks ahead ten years, comparing projected returns from stocks with the returns anticipated from long-term, high-quality bonds. If stocks are considered to be fairly valued (neither overpriced nor underpriced in aggregate), the fund will hold a 65%/35% blend of stocks listed in the Standard & Poor’s 500 Index and U.S. Treasury bonds—the allocation reflected in the composite benchmark. If the Mellon Capital model assesses stocks as “cheap” relative to bonds, the fund increases its exposure to them above 65%; conversely, if stocks appear expensive, the fund’s exposure can dip below that of its benchmark.

Portfolio Allocation Changes

Date	Stocks	Bonds	Cash
Starting allocation:

September 30, 2003	80%	20%	0%

October 2, 2003	90	10	0

November 13, 2003	80	20	0

August 17, 2004	90	10	0

During the fiscal year, the fund maintained a consistent tilt toward stocks, keeping its exposure at 80% throughout much of the period (see the table above for details). This enabled the fund to capture the stock market’s climb through February, while also limiting bond exposure in the face of rising interest rates.

As of September 30, the fund had held an overweight position in stocks for more than two years. This reflected the advisor’s view that stocks still offer better prospective returns than bonds, despite an increase in stock prices relative to company earnings. The quantitative model’s positive

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assessment is based on indications that cash flows from operations and earnings, a fundamental measure of financial strength, remain robust at the country’s largest corporations. This positioning could, of course, change should the model produce a clear signal favoring bonds.

LONG-TERM FUND HOLDERS REWARDED

The advisor’s disciplined approach to allocation has provided outstanding long-term results for investors: The fund’s Investor Shares have averaged an 11.2% annual return for the past ten years, compared with 11.0% for the composite index, which does not incur the transaction costs and expenses faced by the fund. As the table below shows, the Asset Allocation Fund also performed impressively against the average return for competing funds that share the freedom to move among asset classes. The average flexible portfolio provided an annual return of 8.1% for the decade. A hypothetical $10,000 investment made in your fund years ago would have grown to $28,960, nearly 33% more than a similar investment in the average competing fund.

Total Returns		Ten Years Ended September 30, 2004
	Average Annual Return	Final Value of a $10,000 Initial Investment
Asset Allocation Fund
Investor Shares	11.2%	$28,960
Asset Allocation
Composite Index	11.0	28,406
Average Flexible
Portfolio Fund	8.1	21,823
Dow Jones
Wilshire 5000 Index	10.7	27,722

It is worth noting that the fund’s return also exceeded that of the broad stock market, as represented by the Dow Jones Wilshire 5000 Index. This result is remarkable because the Asset Allocation portfolio typically includes some bonds, an asset class that historically has produced lower returns than stocks (but with less volatility). The fund’s performance edge can be explained by two factors. One is the success of Mellon Capital’s model, which seeks to capture the stock market’s gains when they occur but to escape prolonged stock downturns. The second explanation lies in the fund’s cost advantage.

The fund’s Investor Shares carry a 0.38% expense ratio, compared with an average ratio of 1.32% for competing funds. (See page 15 for more information about expenses.) Since these costs directly reduce fund returns, lower expenses offer a clear benefit to investors. (Investors in Admiral Shares qualify for an even lower 0.27% expense ratio.)

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AN APPROACH THAT CAN SMOOTH THE MARKTET’S PEAKS AND VALLEYS

Vanguard counsels investors to maintain exposure to stocks, bonds, and short-term investments in proportions suited to each individual’s time horizon, risk tolerance, and goals. The Asset Allocation Fund can play an important role in such a portfolio, providing diversified exposure to large-cap stocks while dampening the volatility associated with such investments. The fund’s ability to move between stocks and bonds offers investors the potential to improve on the returns of a static allocation among asset classes.

In closing, I would like to thank Mellon Capital Chairman Emeritus William Fouse for his years of service to shareholders in the fund. Mr. Fouse, who pioneered the indexing and quantitative asset allocation strategies employed by the fund, is stepping down from fund management duties. We wish Bill all the best. Mellon Capital Chairman and Chief Executive Officer Thomas Loeb will continue to oversee the Asset Allocation Fund.

Thank you for trusting your assets with Vanguard.

Sincerely,

John J. Brennan

CHAIRMAN AND CHIEF EXECUTIVE OFFICER

OCTOBER 14, 2004

Your Fund's Performance at a Glance		September 30, 2003—September 30, 2004
			Distributions Per Share
	Starting Share Price	Ending Share Price	Income Dividends	Capital Gains
Asset Allocation Fund
Investor Shares	$20.66	$22.92	$0.365	$0.000
Admiral Shares	46.39	51.47	0.882	0.000

5

REPORT FROM THE ADVISOR

For the fiscal year ended September 30, 2004, the equity market posted solid gains relative to long-term U.S. Treasury bonds. By maintaining an overweighting in stocks compared with its composite index benchmark, your fund outperformed the benchmark by 2 percentage points during the 12-month period. The Investor Shares of Vanguard Asset Allocation Fund had a total return (price change plus reinvested income) of 12.8%, and the Admiral Shares returned 12.9%. The Asset Allocation Composite Index, which is 65% stocks and 35% bonds, returned 10.8%, reflecting the returns of its two components: the S&P 500 Index, which rose 13.9%, and the Lehman Long U.S. Treasury Bond Index, which returned 4.9%.

THE INVESTMENT ENVIRONMENT

The fund maintained an aggressive allocation to stocks throughout the fiscal year, keeping the equity weighting at 80% or 90%. Stocks outperformed long-term bonds during the period as the nation’s economic recovery continued. The Federal Reserve responded to the economic strength by tightening monetary policy, raising short-term interest rates by a total of 0.75 percentage point (75 basis points). At the fiscal year-end, the conditions that brought us to an overweight equity allocation remained intact. In fact, with the recent rally in Treasury bonds, markets moved farther from “fair value,” prompting an increase in your fund’s stock weighting from 80% to 90% in August.

Investment Philosophy

The advisor believes that, although the financial markets are very efficient, imbalances can be identified in the relative pricing of stocks, bonds, and money market instruments. Implicit in this approach is a belief that such imbalances occur only periodically and do not persist for long periods. The advisor attempts to identify these windows of opportunity and to structure the fund to take advantage of them.

As you know, we follow a disciplined process that focuses on assessing future risk-adjusted returns. We evaluate prospective returns for each asset class individually, adjusting them for risk; then we compare them and choose the asset allocation most likely to maximize long-run returns for investors. As of September 30, with the S&P 500 Index at 1,115, corporate bond yields

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around 5.8%, and yields of long Treasuries around 4.9%, our model continued to call for a heavy allocation to stocks.

As fiscal 2005 begins, the consensus outlook is for sustained economic growth with benign inflation. This is consistent with (and supportive of) our positive view toward equities. In the first three quarters of calendar 2004, revisions in the consensus earnings forecasts for companies in the S&P 500 Index raised our predicted return from stocks, and industry analysts expect annualized earnings growth of about 11.5% over the next five years. While there are no guarantees, such growth appears quite attainable, given the backdrop of low interest rates and significant fiscal stimulus.

OUR SUCCESSES

When the 2004 fiscal year began in October 2003, our tactical asset allocation model saw a wide spread between the expected returns for stocks and for bonds. We therefore started the fiscal year with an 80% allocation to stocks. As noted earlier, the fund stayed at either 80% or 90% equities throughout the period, a time in which the S&P 500 Index outperformed the Lehman Long Treasury Index by 9 percentage points.

As always, our allocations were driven by a disciplined evaluation of the expected returns on stocks relative to the expected returns on bonds and cash investments. Throughout the fiscal period, our model’s assessment of the higher returns likely from stocks was founded on a compelling equity risk premium and solid earnings, cash flow, and growth prospects for corporate America.

OUR SHORTFALLS

The fund underperformed its composite benchmark in the fourth fiscal quarter (the three months from July through September). During this period, we kept the fund’s stock weighting 15 to 20 percentage points above the benchmark’s level, in line with the high equity risk premium seen by our model. This overweighting hurt our relative performance, because bond prices rallied sharply in the quarter: The Lehman Long Treasury Index outperformed the S&P 500 Index by about 8 percentage points. Nonetheless, our overweight equity position kept us ahead of the benchmark over the full 12 months.

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As our new fiscal year opens, geopolitical risks and the upcoming U.S. election loom large in investors’ expectations. Uncertainty can lead to short-term volatility. While not ignoring the political question marks, we continue to keep our eye on fundamental economic risks. At this point, we don’t see a significant shift in those risks. Furthermore, it is important to remember that an end to the current violence in Iraq could substantially reduce uncertainty, potentially leading to much lower risk-aversion among investors.

Our asset allocation model recommends underweighted bond allocations only when stocks promise significantly higher incremental returns over long-term corporate bonds. Whatever factors lay behind the quarterly outperformance by bonds, we fully expect that the markets will correct the misvaluation reasonably soon.

OUR PORTFOLIO POSITION

After updating and reevaluating our data, we have not changed our view that the U.S. equity market remains attractive. Our asset allocation approach has worked over the long haul, and we are confident in it today.

Recently, with the S&P 500 Index near 1,115, we updated our assessment of the expected return from stocks. While our process does not depend on the accuracy of specific return forecasts, such forecasts provide us with a framework to evaluate the relative attractiveness of stocks, bonds, and cash. Our computer model currently indicates that the index should deliver a return of about 10.2% per year over the next ten years (but we remind you—there are no guarantees). At this writing, high-grade corporate bonds trade at a yield of about 5.8%. That makes for an expected risk premium on stocks of around 4.4% per year, whereas the long-run average risk premium has been 3.5%. The Mellon Capital model’s expected risk premium therefore remains compelling enough for a 25% overweight position of 90% stocks. We remain confident that the Asset Allocation Fund will be rewarded for bearing the risk entailed in this aggressive allocation.

Thomas F. Loeb

MELLON CAPITAL MANAGEMENT CORPORATION

OCTOBER 19, 2004

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As of 9/30/2004

FUND PROFILE

This Profile provides a snapshot of the fund’s characteristics, compared where indicated with both an appropriate market index and a broad market index. Key terms are defined on pages 11 and 12.

ASSET ALLOCATION FUND
Total Fund Characteristics

Turnover Rate	34%
Expense Ratio
Investor Shares	0.38%
Admiral Shares	0.27%
Short-Term Reserves	0%

Total Fund Volatility Measures
	Fund	Composite Index*	Fund	Broad Index**
R-Squared	0.89	1.00	0.93	1.00
Beta	1.38	1.00	0.85	1.00

Sector Diversification (% of equity portfolio)
	Fund	Comparative Index†	Broad Index**
Auto & Transportation	3%	3%	3%
Consumer Discretionary	14	14	16
Consumer Staples	7	7	6
Financial Services	22	22	23
Health Care	13	13	12
Integrated Oils	5	5	4
Other Energy	2	2	3
Materials & Processing	4	4	4
Producer Durables	4	4	5
Technology	14	14	13
Utilities	7	7	7
Other	5	5	4

Ten Largest Stocks (% of equity portfolio)

General Electric Co.	3.4%
(conglomerate)
ExxonMobil Corp.	3.0
(oil)
Microsoft Corp.	2.9
(software)
Pfizer Inc.	2.2
(pharmaceuticals)
Citigroup, Inc.	2.2
(banking)
Wal-Mart Stores, Inc.	2.2
(retail)
American International Group, Inc.	1.7
(insurance)
Bank of America Corp.	1.7
(banking)
Johnson & Johnson	1.6
(pharmaceuticals)
International Business Machines Corp.	1.4
(computer hardware)

Top Ten	22.3%

Top Ten as % of Total Net Assets	18.5%

“Ten Largest Stocks” excludes any temporary cash investments and equity index products.

Fund Asset Allocation††

  *65% S&P 500 Index and 35% Lehman Long Treasury Index.
**Dow Jones Wilshire 5000 Index.
  †S&P 500 Index.
††Actual allocation may vary slightly from target allocation because of day-to-day market fluctuations.

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FUND PROFILE (CONTINUED)

Equity Characteristics

	Fund	Comparative Index*	Broad Index**
Number of Stocks	500	500	5,018
Median Market Cap	$48.0B	$48.0B	$25.7B
Price/Earnings Ratio	19.0x	19.0x	21.5x
Price/Book Ratio	2.9x	2.9x	2.7x
Dividend Yield	1.8%	1.8%	1.6%
Return on Equity	20.6%	20.6%	15.9%
Earnings Growth Rate	9.6%	9.6%	7.4%
Foreign Holdings	0.0%	0.0%	0.8%

Fixed Income Characteristics

	Fund	Comparative Index†	Broad Index††
Number of Bonds	17	39	5,746
Average Coupon	7.6%	7.4%	5.4%
Average Effective Maturity	18.0 years	17.8 years	7.2 years
Average Quality‡	Aaa	Aaa	Aa1
Average Duration	10.9 years	10.9 years	4.5 years

Equity Investment Focus

Fixed Income Investment Focus

  *S&P 500 Index
**Dow Jones Wilshire 5000 Index.
  †Lehman Long Treasury Index.
††Lehman Aggregate Bond Index.
  ‡Moody’s Investors Service.

Visit our website at Vanguard.com for regular updated fund information.

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GLOSSARY OF INVESTMENT TERMS

Average Coupon. The average interest rate paid on the fixed income securities held by a fund. It is expressed as a percentage of face value.

Average Effective Maturity. The average length of time until fixed income securities held by a fund reach maturity and are repaid, taking into consideration the possibility that the issuer may call the bond before its maturity date. The figure reflects the proportion of fund assets represented by each security; it also reflects any futures contracts held. In general, the longer the average effective maturity, the more a fund's share price will fluctuate in response to changes in market interest rates.

Average Quality. An indicator of credit risk, this figure is the average of the ratings assigned to a fund’s fixed income holdings by credit-rating agencies. The agencies make their judgment after appraising an issuer’s ability to meet its obligations. Quality is graded on a scale, with Aaa or AAA indicating the most creditworthy bond issuers. U.S. Treasury securities are considered to have the highest credit quality.

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. A fund’s beta should be reviewed in conjunction with its R-squared (see definition below). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Earnings Growth Rate. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.

Foreign Holdings. The percentage of a fund’s equity assets represented by stocks or depositary receipts of companies based outside the United States.

Median Market Cap. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest are below it.

Price/Book Ratio. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.

11

GLOSSARY OF INVESTMENT TERMS (CONTINUED)

Price/Earnings Ratio. The ratio of a stock's current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company's future growth.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0.

Return on Equity. The annual average rate of return generated by a company during the past five years for each dollar of shareholder's equity (net income divided by shareholder's equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Turnover Rate. An indication of the fund's trading activity. Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors).

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As of 9/30/2004

PERFORMANCE SUMMARY

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (For the performance data current to the most recent month-end, which may be higher or lower than that cited, visit our website at www.vanguard.com.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

ASSET ALLOCATION FUND

Cumulative Performance September 30, 1994–September 30, 2004

	Average Annual Total Returns Periods Ended September 30, 2004			Final Value
	One Year	Five Years	Ten Years	of a $10,000 Investment
Asset Allocation Fund Investor Shares	12.75%	2.70%	11.22%	$28,960
Dow Jones Wilshire 5000 Index	14.76	-0.05	10.73	27,722
Asset Allocation Composite Index*	10.85	2.83	11.00	28,406
Average Flexible Portfolio Fund**	10.08	2.17	8.12	21,823

	One Year	Since Inception †	Final Value of a $250,000 Investment
Asset Allocation Fund Admiral Shares	12.91%	2.84%	$272,952
Dow Jones Wilshire 5000 Index	14.76	1.22	259,691
Asset Allocation Composite Index*	10.85	2.97	273,975

Fiscal-Year Total Returns (%) September 30, 1994-September 30, 2004
		Asset Allocation Fund Investor Shares		Composite Index*			Asset Allocation Fund Investor Shares		Composite Index*
Fiscal Year	Capital Return	Income Return	Total Return	Total Return	Fiscal Year	Capital Return	Income Return	Total Return	Total Return
1995	23.6%	5.0%	28.6%	27.4%	2000	7.0%	4.4%	11.4%	12.4%
1996	11.1	4.2	15.3	13.9	2001	-16.6	3.1	-13.5	-13.8
1997	24.7	4.7	29.4	30.4	2002	-18.5	2.1	-16.4	-8.8
1998	11.5	3.7	15.2	14.2	2003	24.1	1.7	25.8	17.4
1999	10.5	4.2	14.7	14.4	2004	10.9	1.9	12.8	10.8

  *65% S&P 500 Index and 35% Lehman Long Treasury Index.
**Derived from data provided by Lipper Inc.
  † August 13, 2001.
Note: See Financial Highlights tables on pages 27 and 28 for dividend and capital gains information.

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YOUR FUND’S AFTER-TAX RE TURNS

This table presents returns for your fund both before and after taxes. The after-tax returns are shown in two ways: (1) assuming that an investor owned the fund during the entire period and paid taxes on the fund’s distributions, and (2) assuming that an investor paid taxes on the fund’s distributions and sold all shares at the end of each period.

Calculations are based on the highest individual federal income tax and capital gains tax rates in effect at the times of the distributions and the hypothetical sales. State and local taxes were not considered. After-tax returns reflect the reduced tax rates on ordinary income (including qualified dividend income) and short-term capital gains that became effective as of January 1, 2003, and on long-term capital gains realized on or after May 6, 2003. To calculate qualified dividend income, we used actual 2003 figures and estimates for 2004. (In the example, returns after the sale of fund shares may be higher than those assuming no sale. This occurs when the sale would have produced a capital loss. The calculation assumes that the investor received a tax deduction for the loss.)

The table shows returns for Investor Shares only; returns for other share classes will differ. Please note that your actual after-tax returns will depend on your tax situation and may differ from those shown. Also note that if you own the fund in a tax-deferred account, such as an individual retirement account or a 401(k) plan, this information does not apply to you. Such accounts are not subject to current taxes.

Finally, keep in mind that a fund’s performance—whether before or after taxes—does not guarantee future results.

Average Annual Total Returns	Periods Ended September 30, 2004

	One Year	Five Years	Ten Years
Asset Allocation Fund Investor Shares
Returns Before Taxes	12.75	2.70	11.22
Returns After Taxes on Distributions	12.39	1.45	9.12
Returns After Taxes on Distributions and Sale of Fund Shares	8.55	1.59	8.62

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ABOUT YOUR FUND’S EXPENSES

We believe it is important for you to understand the impact of costs on your investment. All mutual funds have operating expenses. As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The table below illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the fund’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading “Expenses Paid During Period.”

• Based on hypothetical 5% return. This section is intended to help you compare your fund’s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return.

Six Months Ended September 30, 2004

Asset Allocation Fund	Beginning Account Value 3/31/2004	Ending Account Value 9/30/2004	Expenses Paid During Period*
Based on Actual Fund Return
Investor Shares	$1,000.00	$1,000.91	$1.75
Admiral Shares	1,000.00	1,001.34	1.35
Based on Hypothetical 5% Yearly Return
Investor Shares	$1,000.00	$1,023.25	$1.77
Admiral Shares	1,000.00	1,023.65	1.37

*The calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratios for that period are 0.35% for Investor Shares and 0.27% for Admiral Shares. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

15

Expense Ratios:
Your fund compared with its peer group

	Investor Shares	Admiral Shares	Average Flexible Portfolio Fund
Asset Allocation Fund	0.38%	0.27%	1.32%*

*Peer-group expense ratio is derived from data provided by Lipper Inc. and captures information through year-end 2003.

Note that the expenses shown in the table on page 15 are meant to highlight and help you compare ongoing costs only and do not reflect any transactional costs or account maintenance fees. They do not include your fund’s low-balance fee, which is described in the prospectus. If this fee were applied to your account, your costs would be higher. Your fund does not charge transaction fees, such as purchase or redemption fees, nor does it carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios for the past five years, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to the appropriate fund prospectus.

16

As of 9/30/2004 FINANCIAL STATEMENTS

STATEMENT OF NET ASSETS

This Statement provides a detailed list of the fund’s holdings, including each security’s market value on the last day of the reporting period. Securities are grouped and subtotaled by asset type (common stocks, bonds, etc.) and by industry sector. Other assets are added to, and liabilities are subtracted from, the value of Total Investments to calculate the fund’s Net Assets. Finally, Net Assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) Per Share.

At the end of the Statement of Net Assets, you will find a table displaying the composition of the fund’s net assets. Because all income and any realized gains must be distributed to shareholders each year, the bulk of net assets consists of Paid-in Capital (money invested by shareholders). The amounts shown for Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the sums the fund had available to distribute to shareholders as income dividends or capital gains as of the statement date, but may differ because certain investments or transactions may be treated differently for financial statement and tax purposes. Any Accumulated Net Realized Losses, and any cumulative excess of distributions over net income or net realized gains, will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the market value of the fund’s investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.

The fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at www.sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

Asset Allocation Fund	Shares	Market Value^ (000)
COMMON STOCKS (83.4%) (1)

Auto & Transportation (2.2%)
United Parcel Service, Inc.	874,817	$ 66,416
Ford Motor Co.	1,417,385	19,914
FedEx Corp.	231,024	19,796
General Motors Corp.	435,112	18,484
Harley-Davidson, Inc.	231,854	13,781
Union Pacific Corp.	196,504	11,515
Burlington Northern
Fe Corp.	294,802	11,294
PACCAR, Inc.	135,118	9,339
Norfolk Southern Corp.	301,556	8,968
Southwest Airlines Co.	600,412	8,178
CSX Corp.	165,203	5,485
Genuine Parts Co.	135,653	5,206
Delphi Corp.	434,076	4,033
Dana Corp.	115,411	2,042
*Navistar International Corp.	53,081	1,974
*The Goodyear Tire & Rubber Co.	132,103	1,419
Cooper Tire & Rubber Co.	57,151	1,153
Visteon Corp.	101,155	808
*Delta Air Lines, Inc.	95,702	315

		210,120

Consumer Discretionary (11.6%)
Wal-Mart Stores, Inc.	3,291,514	175,109
Home Depot, Inc.	1,703,433	66,775
*Time Warner, Inc.	3,536,218	57,075
*eBay Inc.	510,260	46,913
Viacom Inc. Class B	1,344,534	45,123
*Yahoo! Inc.	1,055,670	35,798
The Walt Disney Co.	1,584,731	35,736
Lowe's Cos., Inc.	609,212	33,111
Gillette Co.	782,565	32,664
Target Corp.	700,100	31,680
McDonald's Corp.	976,319	27,366
Kimberly-Clark Corp.	383,699	24,783
Carnival Corp.	488,909	23,120
Cendant Corp.	819,099	17,693
Gannett Co., Inc.	206,504	17,297
NIKE, Inc. Class B	206,954	16,308

17

Asset Allocation Fund	Shares	Market Value^ (000)
Avon Products, Inc.	365,857	$ 15,981
Costco Wholesale Corp.	353,269	14,682
Clear Channel
Communications, Inc.	457,809	14,270
*Starbucks Corp.	301,756	13,718
Best Buy Co., Inc.	249,755	13,547
The Gap, Inc.	687,700	12,860
*Kohl's Corp.	261,355	12,595
Waste Management, Inc.	459,819	12,571
The McGraw-Hill Cos., Inc.	150,703	12,010
Staples, Inc.	379,807	11,326
*Apollo Group, Inc. Class A	149,653	10,980
*Electronic Arts Inc.	234,705	10,794
Omnicom Group Inc.	145,903	10,660
Tribune Co.	246,657	10,150
International Game Technology	269,255	9,680
Marriott International, Inc.
Class A	180,203	9,363
Yum! Brands, Inc.	230,154	9,358
TJX Cos., Inc.	384,858	8,482
*Bed Bath & Beyond, Inc.	226,854	8,419
Limited Brands, Inc.	362,333	8,076
*Univision Communications Inc.	250,405	7,915
J.C. Penney Co., Inc.
(Holding Co.)	218,854	7,721
Eastman Kodak Co.	226,904	7,311
Starwood Hotels & Resorts
Worldwide, Inc.	155,203	7,205
Sears, Roebuck & Co.	165,602	6,599
Federated Department
Stores, Inc.	139,853	6,354
*Coach, Inc.	145,800	6,185
Mattel, Inc.	338,244	6,132
May Department Stores Co.	223,754	5,735
Cintas Corp.	131,903	5,545
Hilton Hotels Corp.	292,356	5,508
Dollar General Corp.	258,543	5,210
R.R. Donnelley & Sons Co.	166,303	5,209
*AutoZone Inc.	67,151	5,187
*Fisher Scientific International Inc.	88,352	5,154
Black & Decker Corp.	62,901	4,871
Harrah's Entertainment, Inc.	86,952	4,607
New York Times Co. Class A	117,552	4,596
Leggett & Platt, Inc.	151,903	4,268
Knight Ridder	64,401	4,215
VF Corp.	85,130	4,210
Newell Rubbermaid, Inc.	207,013	4,149
Nordstrom, Inc.	104,702	4,004
RadioShack Corp.	132,331	3,790
*AutoNation, Inc.	218,504	3,732
Family Dollar Stores, Inc.	134,303	3,640
*Office Depot, Inc.	239,905	3,606
Jones Apparel Group, Inc.	100,052	3,582
Robert Half International, Inc.	135,853	3,501
Tiffany & Co.	113,052	3,475
*Interpublic Group of Cos., Inc.	327,556	3,469
Whirlpool Corp.	52,801	3,173
Darden Restaurants Inc.	132,603	3,092
Liz Claiborne, Inc.	80,852	3,050
Wendy's International, Inc.	89,852	3,019
Alberto-Culver Co. Class B	67,651	2,941
*Toys R Us, Inc.	164,453	2,917
The Stanley Works	66,901	2,845
International Flavors &
Fragrances, Inc.	73,501	2,808
Sabre Holdings Corp.	112,021	2,748
Circuit City Stores, Inc.	166,453	2,553
Hasbro, Inc.	134,603	2,531
*Allied Waste Industries, Inc.	247,505	2,190
*Monster Worldwide Inc.	88,802	2,188
Meredith Corp.	38,501	1,978
Reebok International Ltd.	47,051	1,728
*Convergys Corp.	115,152	1,546
Dillard's Inc.	65,501	1,293
Snap-On Inc.	45,251	1,247
*Big Lots Inc.	90,952	1,112
Maytag Corp.	60,351	1,109

		1,118,826

Consumer Staples (6.1%)
The Procter & Gamble Co.	1,972,426	106,748
The Coca-Cola Co.	1,888,386	75,630
Altria Group, Inc.	1,591,681	74,873
PepsiCo, Inc.	1,314,386	63,945
Anheuser-Busch Cos., Inc.	623,590	31,148
Walgreen Co.	795,165	28,491
Colgate-Palmolive Co.	416,707	18,827
Sysco Corp.	501,109	14,993
Sara Lee Corp.	608,762	13,916
Kellogg Co.	318,256	13,577
General Mills, Inc.	293,206	13,165
CVS Corp.	304,906	12,846
Wm. Wrigley Jr. Co.	174,953	11,076
ConAgra Foods, Inc.	416,408	10,706
H.J. Heinz Co.	272,505	9,816
*The Kroger Co.	587,411	9,117
The Clorox Co.	168,203	8,965
Hershey Foods Corp.	191,104	8,926
Campbell Soup Co.	318,406	8,371
Reynolds American Inc.	115,002	7,825
Albertson's, Inc.	295,692	7,076
Coca-Cola Enterprises, Inc.	366,957	6,935
*Safeway, Inc.	342,407	6,612

18

	Shares	Market Value^ (000)
The Pepsi Bottling Group, Inc.	202,054	$ 5,486
UST, Inc.	131,403	5,290
Brown-Forman Corp. Class B	93,452	4,280
McCormick & Co., Inc.	108,752	3,735
SuperValu Inc.	103,852	2,861
Adolph Coors Co. Class B	28,051	1,905
Winn-Dixie Stores, Inc.	109,152	337

		587,478

Financial Services (18.2%)
Banks—New York City (1.3%)
JPMorgan Chase & Co.	2,763,170	109,781
The Bank of New York Co., Inc.	595,761	17,378

Banks—Outside New York City (5.3%)
Bank of America Corp.	3,152,532	136,599
Wells Fargo & Co.	1,308,435	78,022
Wachovia Corp.	1,021,302	47,950
U.S. Bancorp	1,456,505	42,093
Fifth Third Bancorp	436,721	21,495
National City Corp.	513,692	19,839
SunTrust Banks, Inc.	261,474	18,410
BB&T Corp.	435,558	17,287
PNC Financial Services Group	220,604	11,935
Regions Financial Corp.	358,160	11,841
State Street Corp.	258,555	11,043
SouthTrust Corp.	256,304	10,678
North Fork Bancorp, Inc.	232,153	10,319
KeyCorp	324,805	10,264
Mellon Financial Corp.	336,657	9,322
M & T Bank Corp.	93,002	8,900
Comerica, Inc.	135,453	8,039
Marshall & Ilsley Corp.	176,703	7,121
Northern Trust Corp.	171,953	7,016
AmSouth Bancorp	277,955	6,782
Synovus Financial Corp.	230,704	6,033
Huntington Bancshares Inc.	186,041	4,634
Zions Bancorp	70,451	4,300
First Horizon National Corp.	97,252	4,217

Diversified Financial Services (4.0%)
Citigroup, Inc.	4,019,338	177,333
American Express Co.	982,554	50,562
Morgan Stanley	847,266	41,770
Merrill Lynch & Co., Inc.	728,964	36,244
The Goldman Sachs Group, Inc.	375,957	35,054
Metropolitan Life Insurance Co.	590,611	22,827
Marsh & McLennan Cos., Inc.	410,957	18,805

Finance Companies (0.1%)
Capital One Financial Corp.	186,004	13,746
Finance—Small Loan (0.2%)
SLM Corp.	337,906	15,071

Financial Data Processing Services (0.7%)
First Data Corp.	665,319	28,941
Automatic Data Processing, Inc.	458,409	18,941
Paychex, Inc.	291,756	8,796
SunGard Data Systems, Inc.	219,604	5,220
Fiserv, Inc.	149,003	5,194
Deluxe Corp.	42,851	1,758

Financial Information Services (0.1%)
Moody's Corp.	115,552	8,464
Equifax, Inc.	111,352	2,935
Dow Jones & Co., Inc.	64,851	2,634

Financial Miscellaneous (1.4%)
Fannie Mae	751,464	47,643
Freddie Mac	533,760	34,822
MBNA Corp.	991,544	24,987
MBIA, Inc.	113,902	6,630
Ambac Financial Group, Inc.	82,202	6,572
H & R Block, Inc.	127,903	6,321
MGIC Investment Corp.	79,252	5,274
Providian Financial Corp.	224,404	3,487

Insurance—Life (0.3%)
Prudential Financial, Inc.	408,258	19,204
The Principal Financial
Group, Inc.	243,205	8,748
Jefferson-Pilot Corp.	105,852	5,257

Insurance—Multiline (2.7%)
American International
Group, Inc.	2,022,193	137,489
Allstate Corp.	537,665	25,803
St. Paul Travelers Cos., Inc.	513,750	16,985
AFLAC Inc.	394,758	15,478
The Hartford Financial
Services Group Inc.	226,254	14,012
Loews Corp.	144,403	8,448
CIGNA Corp.	108,502	7,555
Aon Corp.	237,380	6,822
Lincoln National Corp.	141,703	6,660
Cincinnati Financial Corp.	131,883	5,436
Torchmark Corp.	89,651	4,768
SAFECO Corp.	97,552	4,453
UnumProvident Corp.	223,795	3,511

Insurance—Property-Casualty (0.4%)
Progressive Corp. of Ohio	169,003	14,323

19

Asset Allocation Fund	Shares	Market Value^ (000)
The Chubb Corp.	144,503	$ 10,156
ACE Ltd.	216,554	8,675
XL Capital Ltd. Class A	105,452	7,802

Investment Management Companies (0.1%)
T. Rowe Price Group Inc.	95,252	4,852
Janus Capital Group Inc.	186,554	2,539
Federated Investors, Inc.	85,652	2,436

Real Estate Investment Trust (0.4%)
Equity Office Properties
Trust REIT	313,606	8,546
Simon Property Group,
Inc. REIT	158,153	8,482
Equity Residential REIT	213,404	6,616
Plum Creek Timber Co. Inc. REIT	143,653	5,032
ProLogis REIT	139,203	4,906
Apartment Investment &
Management Co. Class A REIT	72,751	2,530

Rent & Lease Services--Commercial
Ryder System, Inc.	48,451	2,279

Savings & Loan (0.5%)
Washington Mutual, Inc.	671,224	26,231
Golden West Financial Corp.	119,902	13,303
Sovereign Bancorp, Inc.	265,805	5,800

Securities Brokers & Services (0.7%)
Countrywide Financial Corp.	433,408	17,072
Lehman Brothers Holdings, Inc.	214,104	17,068
Franklin Resources Corp.	194,904	10,868
Charles Schwab Corp.	1,055,895	9,704
Bear Stearns Co., Inc.	81,389	7,827
*E*TRADE Financial Corp.	304,452	3,477

		1,762,482

Health Care (10.7%)
Pfizer Inc.	5,858,178	179,260
Johnson & Johnson	2,301,588	129,648
Merck & Co., Inc.	1,722,933	56,857
*Amgen, Inc.	986,891	55,937
Eli Lilly & Co.	874,717	52,527
Abbott Laboratories	1,209,123	51,218
Medtronic, Inc.	939,868	48,779
Wyeth	1,034,820	38,702
UnitedHealth Group Inc.	517,060	38,128
Bristol-Myers Squibb Co.	1,503,589	35,590
*Boston Scientific Corp.	653,462	25,962
Schering-Plough Corp.	1,138,122	21,693
*Biogen Idec Inc.	263,599	16,124
Guidant Corp.	240,955	15,913
Baxter International, Inc.	477,009	15,341
*Zimmer Holdings, Inc.	187,880	14,850
Cardinal Health, Inc.	337,732	14,783
Stryker Corp.	306,656	14,744
HCA Inc.	382,751	14,602
*Forest Laboratories, Inc.	282,905	12,725
*WellPoint Health Networks Inc.
Class A	120,452	12,658
*Gilead Sciences, Inc.	334,506	12,504
Aetna Inc.	116,858	11,678
*Caremark Rx, Inc.	361,557	11,595
*St. Jude Medical, Inc.	137,153	10,323
Becton, Dickinson & Co.	199,054	10,291
*Anthem, Inc.	109,702	9,571
*Genzyme Corp.-General Division	172,753	9,399
Biomet, Inc.	197,654	9,266
Allergan, Inc.	100,152	7,266
Quest Diagnostics, Inc.	81,852	7,221
*Medco Health Solutions, Inc.	210,533	6,505
*Chiron Corp.	146,553	6,478
McKesson Corp.	225,519	5,785
AmerisourceBergen Corp.	86,052	4,622
*MedImmune Inc.	194,704	4,614
C.R. Bard, Inc.	80,302	4,547
IMS Health, Inc.	189,962	4,544
*Express Scripts Inc.	61,051	3,989
*Tenet Healthcare Corp.	363,107	3,918
Health Management Associates
Class A	185,154	3,783
Mylan Laboratories, Inc.	208,154	3,747
*Hospira, Inc.	121,632	3,722
Bausch & Lomb, Inc.	41,951	2,788
*Humana Inc.	133,903	2,675
*Watson Pharmaceuticals, Inc.	82,902	2,442
Manor Care, Inc.	76,251	2,284
*King Pharmaceuticals, Inc.	188,720	2,253
*Millipore Corp.	37,151	1,778

		1,035,629

Integrated Oils (4.3%)
ExxonMobil Corp.	5,047,588	243,950
ChevronTexaco Corp.	1,652,748	88,653
ConocoPhillips Co.	532,375	44,107
Occidental Petroleum Corp.	300,706	16,818
Marathon Oil Corp.	264,505	10,919
Unocal Corp.	202,093	8,690
Amerada Hess Corp.	69,351	6,172

		419,309

Other Energy (1.7%)
Schlumberger Ltd.	458,159	30,839
Devon Energy Corp.	186,903	13,272
Anadarko Petroleum Corp.	193,087	12,813

20

	Shares	Market Value^ (000)
Burlington Resources, Inc.	311,976	$ 12,729
Apache Corp.	248,211	12,438
Baker Hughes, Inc.	261,465	11,431
Halliburton Co.	338,857	11,416
*Transocean Inc.	247,712	8,863
Valero Energy Corp.	98,752	7,921
Kerr-McGee Corp.	115,999	6,641
BJ Services Co.	121,602	6,373
EOG Resources, Inc.	90,102	5,933
*Nabors Industries, Inc.	112,302	5,318
Williams Cos., Inc.	421,908	5,105
*Noble Corp.	104,052	4,677
El Paso Corp.	497,307	4,570
Sunoco, Inc.	59,268	4,385
*Rowan Cos., Inc.	75,751	2,000
*Dynegy, Inc.	279,905	1,397
*Calpine Corp.	299,606	869

		168,990

Materials & Processing (3.0%)
E.I. du Pont de Nemours & Co.	776,432	33,231
Dow Chemical Co.	727,531	32,870
Alcoa Inc.	676,599	22,727
Newmont Mining Corp.
(Holding Co.)	343,703	15,649
International Paper Co.	373,967	15,112
Weyerhaeuser Co.	187,104	12,439
Masco Corp.	339,857	11,735
Praxair, Inc.	251,055	10,730
Air Products & Chemicals, Inc.	176,503	9,598
Archer-Daniels-Midland Co.	505,232	8,579
PPG Industries, Inc.	131,603	8,065
Monsanto Co.	203,160	7,399
Rohm & Haas Co.	171,392	7,365
Georgia Pacific Group	194,849	7,005
*American Standard Cos., Inc.	167,703	6,525
Phelps Dodge Corp.	69,454	6,392
Ecolab, Inc.	200,554	6,305
Freeport-McMoRan Copper &
Gold, Inc. Class B	144,753	5,863
Avery Dennison Corp.	85,102	5,598
Nucor Corp.	60,501	5,528
Sherwin-Williams Co.	116,652	5,128
MeadWestvaco Corp.	155,351	4,956
Vulcan Materials Co.	78,802	4,015
Ball Corp.	87,902	3,290
Sigma-Aldrich Corp.	56,401	3,271
United States Steel Corp.	86,542	3,256
*Sealed Air Corp.	65,166	3,020
Ashland, Inc.	53,551	3,003
Eastman Chemical Co.	60,001	2,853
*Pactiv Corp.	122,602	2,851
Engelhard Corp.	99,802	2,829
Temple-Inland Inc.	41,851	2,810
Fluor Corp.	62,301	2,774
Boise Cascade Corp.	67,651	2,251
Louisiana-Pacific Corp.	85,652	2,223
Bemis Co., Inc.	82,402	2,190
Worthington Industries, Inc.	66,501	1,420
Allegheny Technologies Inc.	71,056	1,297
*Hercules, Inc.	86,302	1,230
Great Lakes Chemical Corp.	39,001	998

		294,380

Producer Durables (3.5%)
United Technologies Corp.	399,358	37,292
The Boeing Co.	651,599	33,636
Illinois Tool Works, Inc.	237,905	22,166
*Applied Materials, Inc.	1,317,675	21,728
Caterpillar, Inc.	266,905	21,473
Emerson Electric Co.	326,856	20,229
Lockheed Martin Corp.	348,439	19,436
Northrop Grumman Corp.	282,445	15,063
Deere & Co.	193,254	12,475
Danaher Corp.	235,005	12,051
*Xerox Corp.	651,008	9,166
Ingersoll-Rand Co.	131,553	8,942
*Lexmark International, Inc.	97,902	8,225
Pitney Bowes, Inc.	184,554	8,139
*Agilent Technologies, Inc.	376,754	8,127
Dover Corp.	157,503	6,122
*KLA-Tencor Corp.	146,953	6,096
Pulte Homes, Inc.	95,052	5,833
Parker Hannifin Corp.	91,627	5,393
Rockwell Collins, Inc.	142,153	5,280
Centex Corp.	95,502	4,819
Molex, Inc.	150,003	4,473
*Waters Corp.	97,451	4,298
Cooper Industries, Inc. Class A	72,058	4,251
W.W. Grainger, Inc.	71,851	4,142
*Thermo Electron Corp.	129,102	3,488
KB HOME	38,301	3,236
*Novellus Systems, Inc.	116,652	3,102
Goodrich Corp.	88,752	2,783
American Power
Conversion Corp.	152,403	2,650
Cummins Inc.	33,501	2,475
Pall Corp.	95,368	2,335
Tektronix, Inc.	69,051	2,296
*Teradyne, Inc.	144,153	1,932
*Andrew Corp.	119,527	1,463
Crane Co.	46,438	1,343
*Power-One, Inc.	62,551	405

		336,363

21

Asset Allocation Fund	Shares	Market Value^ (000)
Technology (11.6%)
Microsoft Corp.	8,435,361	$ 233,238
International Business
Machines Corp.	1,299,775	111,443
Intel Corp.	4,977,347	99,846
*Cisco Systems, Inc.	5,247,301	94,976
*Dell Inc.	1,937,088	68,960
QUALCOMM Inc.	1,262,924	49,305
*Oracle Corp.	4,027,828	45,434
Hewlett-Packard Co.	2,343,128	43,934
Motorola, Inc.	1,833,105	33,069
Texas Instruments, Inc.	1,345,426	28,631
*EMC Corp.	1,871,610	21,598
General Dynamics Corp.	153,803	15,703
*Symantec Corp.	241,755	13,268
Raytheon Co.	343,607	13,050
*Corning, Inc.	1,081,270	11,980
Computer Associates
International, Inc.	447,759	11,776
*Apple Computer, Inc.	294,956	11,430
Analog Devices, Inc.	293,605	11,386
*Lucent Technologies, Inc.	3,343,633	10,599
Maxim Integrated
Products, Inc.	249,755	10,562
*Sun Microsystems, Inc.	2,540,449	10,263
Adobe Systems, Inc.	186,154	9,209
Linear Technology Corp.	245,005	8,879
Electronic Data Systems Corp.	397,557	7,709
Xilinx, Inc.	262,205	7,080
*Computer Sciences Corp.	145,153	6,837
*Intuit, Inc.	148,403	6,738
*Broadcom Corp.	243,805	6,653
*Network Appliance, Inc.	265,355	6,103
*Veritas Software Corp.	331,256	5,896
*Affiliated Computer Services,
Inc. Class A	105,352	5,865
Rockwell Automation, Inc.	144,053	5,575
*Avaya Inc.	351,220	4,896
*National Semiconductor Corp.	279,805	4,334
Autodesk, Inc.	89,102	4,333
*NCR Corp.	76,101	3,774
*Solectron Corp.	741,364	3,670
*JDS Uniphase Corp.	1,077,971	3,633
*Jabil Circuit, Inc.	154,803	3,560
*Advanced Micro Devices, Inc.	265,955	3,457
Scientific-Atlanta, Inc.	121,402	3,147
Applera Corp.-
Applied Biosystems Group	163,853	3,092
*Altera Corp.	296,106	5,795
*PeopleSoft, Inc.	286,406	5,685
*Micron Technology, Inc.	468,709	5,639
Rockwell Automation, Inc.	144,053	5,575
*Avaya Inc.	351,220	4,896
*National Semiconductor Corp.	279,805	4,334
Autodesk, Inc.	89,102	4,333
*NCR Corp.	76,101	3,774
*Solectron Corp.	741,364	3,670
*JDS Uniphase Corp.	1,077,971	3,633
*Jabil Circuit, Inc.	154,803	3,560
*Advanced Micro Devices, Inc.	265,955	3,457
Scientific-Atlanta, Inc.	121,402	3,147
Applera Corp.–
Applied Biosystems Group	163,853	3,092
*BMC Software, Inc.	185,654	2,935
*Tellabs, Inc.	319,356	2,935
*Sanmina-SCI Corp.	404,008	2,848
*Siebel Systems, Inc.	372,265	2,807
*Comverse Technology, Inc.	142,503	2,683
*Unisys Corp.	251,155	2,592
*Citrix Systems, Inc.	135,753	2,378
*Mercury Interactive Corp.	67,201	2,344
Symbol Technologies, Inc.	183,904	2,325
*QLogic Corp.	72,401	2,144
*Novell, Inc.	283,255	1,787
*NVIDIA Corp.	118,202	1,716
*Compuware Corp.	302,356	1,557
PerkinElmer, Inc.	90,352	1,556
*Gateway, Inc.	267,405	1,324
*LSI Logic Corp.	293,006	1,263
*PMC Sierra Inc.	135,503	1,194
*Parametric Technology Corp.	220,104	1,162
*ADC Telecommunications, Inc.	618,412	1,119
*Applied Micro Circuits Corp.	245,105	767
*CIENA Corp.	371,457	735

		1,122,181

Utilities (6.0%)
Verizon Communications Inc.	2,143,673	84,418
SBC Communications Inc.	2,567,763	66,633
*Comcast Corp. Class A	1,738,659	49,100
BellSouth Corp.	1,422,127	38,568
*AT&T Wireless Services Inc.	2,102,430	31,074
Sprint Corp.	1,127,021	22,687
*Nextel Communications, Inc.	855,616	20,398
Exelon Corp.	512,710	18,811
Southern Co.	563,211	16,885
Duke Energy Corp.	727,626	16,655
Dominion Resources, Inc.	251,583	16,416
ALLTEL Corp.	241,205	13,245
TXU Corp.	236,094	11,314
Entergy Corp.	178,653	10,828
FirstEnergy Corp.	253,413	10,410
*PG&E Corp.	318,256	9,675
FPL Group, Inc.	141,453	9,664
American Electric Power Co., Inc.	301,966	9,651
AT&T Corp.	612,907	8,777
Progress Energy, Inc.	188,258	7,971
Consolidated Edison Inc.	185,554	7,801
Public Service Enterprise
Group, Inc.	176,853	7,534
PPL Corp.	146,553	6,914
Ameren Corp.	149,403	6,895
Edison International	252,905	6,705
Sempra Energy	174,045	6,299
Kinder Morgan, Inc.	94,752	5,952

22

	Shares	Market Value^ (000)
DTE Energy Co.	130,303	$ 5,497
Cinergy Corp.	137,271	5,436
Constellation Energy Group, Inc.	136,152	5,424
Xcel Energy, Inc.	309,251	5,356
*AES Corp.	478,409	4,779
KeySpan Corp.	121,402	4,759
*Qwest Communications
International Inc.	1,408,347	4,690
NiSource, Inc.	204,177	4,290
CenturyTel, Inc.	110,002	3,766
Citizens Communications Co.	257,304	3,445
Pinnacle West Capital Corp.	71,451	2,965
CenterPoint Energy Inc.	236,027	2,445
TECO Energy, Inc.	136,403	1,846
*Allegheny Energy, Inc.	95,702	1,527
NICOR Inc.	34,151	1,253
Peoples Energy Corp.	28,851	1,203
*CMS Energy Corp.	109,952	1,047

		581,008

Other (4.5%)
General Electric Co.	8,183,158	274,790
3M Co.	608,712	48,679
Tyco International Ltd.	1,548,725	47,484
Honeywell International Inc.	665,763	23,874
Johnson Controls, Inc.	146,453	8,320
Fortune Brands, Inc.	111,652	8,272
Eaton Corp.	116,102	7,362
Textron, Inc.	107,452	6,906
ITT Industries, Inc.	71,101	5,687
Brunswick Corp.	70,201	3,212

		434,586

TOTAL COMMON STOCKS
(Cost $6,324,080)		8,071,352

	Face Amount (000)
U.S. GOVERNMENT OBLIGATIONS (9.4%)

U.S. Treasury Bonds
12.50%, 8/15/2014	$28,430	39,944
(2) 10.625%, 8/15/2015	56,400	87,578
8.875%, 2/15/2019	5,100	7,366
8.125%, 8/15/2019	52,825	72,288
8.75%, 8/15/2020	44,525	64,478
7.875%, 2/15/2021	29,000	39,236
8.125%, 8/15/2021	33,705	46,734
(2) 8.00%, 11/15/2021	32,148	44,188
7.25%, 8/15/2022	23,360	30,072
7.625%, 11/15/2022	50,000	66,766
(2) 7.125%, 2/15/2023	67,560	86,118
(2) 6.25%, 8/15/2023	73,000	85,239

	Face Amount (000)	Market Value^ (000)
6.00%, 2/15/2026	$49,000	$ 55,860
6.125%, 11/15/2027	48,380	56,151
5.50%, 8/15/2028	21,950	23,600
6.125%, 8/15/2029	1,000	1,165
(2) 6.25%, 5/15/2030	85,460	101,430

TOTAL U.S. GOVERNMENT OBLIGATIONS
(Cost $889,349)		908,213

TEMPORARY CASH INVESTMENTS (7.8%) (1)

Commercial Paper (3.7%)
Atlantis One Funding
1.67%, 11/16/2004	50,000	49,884
Compass Securitization
1.59%, 10/19/2004	50,000	49,955
Eiffel Funding LLC
1.50%, 10/8/2004	25,000	24,991
1.67%, 11/16/2004	30,000	29,929
Falcon Asset Securitization Corp.
1.68%, 10/7/2004	31,800	31,791
International Lease Finance
1.55%, 10/12/2004	39,525	39,504
1.58%, 10/25/2004	30,000	29,965
Jupiter Securitization Corp.
1.69%, 10/12/2004	31,700	31,682
MetLife Funding Inc.
1.60%, 11/10/2004	50,000	49,902
(3) Old Line Funding Corp.
1.64%, 10/22/2004	20,000	19,981

		357,584

Repurchase Agreements (3.6%)
Merrill Lynch, Pierce Fenner & Smith Inc.
1.85%, 10/1/2004 (Dated 9/30/2004,
Repurchase Value $100,005,000
Collateralized by Federal Home Loan
Mortgage Corp. Discount Note,
7/1/2024-11/1/2033, Federal
National Mortgage Assn. Discount
Note, 6/1/2011-5/1/2042)	100,000	100,000
Goldman, Sachs & Co.
1.90%, 10/1/2004 (Dated 9/30/2004,
Repurchase Value $246,313,000
Collateralized by Federal National
Mortgage Assn. 5.00%-6.00%,
9/1/2019-8/1/2034)	246,300	246,300

		346,300

23

Asset Allocation Fund	Shares	Market Value^ (000)
Money Market Fund (0.5%)
Vanguard Market Liquidity
Fund, 1.74%**--Note F	52,407,800	$ 52,408

TOTAL TEMPORARY CASH INVESTMENTS
(Cost $756,333)		756,292

TOTAL INVESTMENTS (100.6%)
(Cost $7,969,762)		9,735,857

OTHER ASSETS AND LIABILITIES (-0.6%)

Other Assets--Note C		30,275
Liabilities--Note F		(86,450)

		(56,175)

NET ASSETS (100%)		$9,679,682

^See Note A in Notes to Financial Statements.
 *Non-income-producing security.
**Money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the
   7-day yield.
(1) The fund invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to these investments, the fund’s effective common stock and temporary cash investment positions represent 90.7% and 0.5%, respectively, of net assets. See Note D in Notes to Financial Statements.
(2) Securities with an aggregate value of $179,100,000 have been segregated as initial margin for open futures contracts.
(3) Security exempt from registration under Section 4(2) of the Securities Act of 1933. This security may be sold in transactions exempt from registration only to dealers in that program or other “accredited investors.” At September 30, 2004, the value of this security represented 0.2% of net assets.
REIT—Real Estate Investment Trust.

Amount (000)
AT SEPTEMBER 30, 2004, NET ASSETS CONSISTED OF:

Paid-in Capital	$8,645,824
Undistributed Net Investment Income	41,816
Accumulated Net Realized Losses	(766,877)
Unrealized Appreciation (Depreciation)
Investment Securities	1,766,095
Futures Contracts	(7,176)

NET ASSETS	$9,679,682

Investor Shares—Net Assets
Applicable to 392,187,248 outstanding $.001
par value shares of beneficial interest
(unlimited authorization)	$8,988,814

NET ASSET VALUE PER SHARE—
INVESTOR SHARES	$22.92

Admiral Shares—Net Assets
Applicable to 13,421,966 outstanding $.001
par value shares of beneficial interest
(unlimited authorization)	$690,868

NET ASSET VALUE PER SHARE—
ADMIRAL SHARES	$51.47

See Note D in Notes to Financial Statements for the tax-basis components of net assets.

24

STATEMENT OF OPERATIONS

This Statement shows the types of income earned by the fund during the reporting period, and details the operating expenses charged to each class of its shares. These expenses directly reduce the amount of investment income available to pay to shareholders as income dividends. This Statement also shows any Net Gain (Loss) realized on the sale of investments, and the increase or decrease in the Unrealized Appreciation (Depreciation) of investments during the period.

Asset Allocation Fund Year Ended September 30, 2004 (000)
INVESTMENT INCOME
Income
Dividends	$ 110,005
Interest	91,230
Security Lending	242

Total Income	201,477

Expenses
Investment Advisory Fees—Note B
Basic Fee	10,024
Performance Adjustment	—
The Vanguard Group—Note C
Management and Administrative
Investor Shares	21,827
Admiral Shares	995
Marketing and Distribution
Investor Shares	1,091
Admiral Shares	72
Custodian Fees	133
Auditing Fees	18
Shareholders' Reports
Investor Shares	114
Admiral Shares	1
Trustees' Fees and Expenses	9

Total Expenses	34,284

NET INVESTMENT INCOME	167,193

REALIZED NET GAIN (LOSS)
Investment Securities Sold	(62,430)
Futures Contracts	202,863

REALIZED NET GAIN (LOSS)	140,433

CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)
Investment Securities	758,063
Futures Contracts	(7,545)

CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)	750,518

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$1,058,144

25

STATEMENT OF CHANGES IN NET ASSETS

This Statement shows how the fund’s total net assets changed during the two most recent reporting periods. The Operations section summarizes information detailed in the Statement of Operations. The amounts shown as Distributions to shareholders from the fund’s net income and capital gains may not match the amounts shown in the Operations section, because distributions are determined on a tax basis and may be made in a period different from the one in which the income was earned or the gains were realized on the financial statements. The Capital Share Transactions section shows the net amount shareholders invested in or redeemed from the fund. Distributions and Capital Share Transactions are shown separately for each class of shares.

	Asset Allocation Fund
	Year Ended September 30,
	2004 (000)	2003 (000)
INCREASE (DECREASE) IN NET ASSETS
Operations
Net Investment Income	$ 167,193	$ 100,221
Realized Net Gain (Loss)	140,433	(276,395)
Change in Unrealized Appreciation (Depreciation)	750,518	1,851,693

Net Increase (Decrease) in Net Assets Resulting from Operations	1,058,144	1,675,519

Distributions
Net Investment Income
Investor Shares	(139,074)	(96,601)
Admiral Shares	(11,732)	(9,224)
Realized Capital Gain
Investor Shares	—	—
Admiral Shares	—	—

Total Distributions	(150,806)	(105,825)

Capital Share Transactions—Note G
Investor Shares	608,562	61,882
Admiral Shares	3,965	(68,108)

Net Increase (Decrease) from Capital Share Transactions	612,527	(6,226)

Total Increase (Decrease)	1,519,865	1,563,468

Net Assets

Beginning of Period	8,159,817	6,596,349

End of Period	$9,679,682	$8,159,817

26

FINANCIAL HIGHLIGHTS

This table summarizes the fund’s investment results and distributions to shareholders on a per-share basis for each class of shares. It also presents the Total Return and shows net investment income and expenses as percentages of average net assets. These data will help you assess: the variability of the fund’s net income and total returns from year to year; the relative contributions of net income and capital gains to the fund’s total return; how much it costs to operate the fund; and the extent to which the fund tends to distribute capital gains. The table also shows the Portfolio Turnover Rate, a measure of trading activity. A turnover rate of 100% means that the average security is held in the fund for one year.

Asset Allocation Fund Investor Shares
		Year Ended September 30,
For a Share Outstanding Throughout Each Period	2004	2003	2002	2001	2000
Net Asset Value, Beginning of Period	$20.66	$16.65	$20.43	$24.79	$24.11

Investment Operations
Net Investment Income	.400	.26	.45	.73	1.03
Net Realized and Unrealized Gain (Loss) on Investments	2.225	4.02	(3.70)	(3.95)	1.61

Total from Investment Operations	2.625	4.28	(3.25)	(3.22)	2.64

Distributions
Dividends from Net Investment Income	(.365)	(.27)	(.53)	(.87)	(1.00)
Distributions from Realized Capital Gains	—	—	—	(.27)	(.96)

Total Distributions	(.365)	(.27)	(.53)	(1.14)	(1.96)

Net Asset Value, End of Period	$22.92	$20.66	$16.65	$20.43	$24.79

Total Return	12.75%	25.85%	-16.41%	-13.51%	11.36%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$8,989	$7,541	$6,033	$7,386	$8,761
Ratio of Total Expenses to Average Net Assets*	0.38%	0.43%	0.42%	0.44%	0.44%
Ratio of Net Investment Income to Average Net Assets	1.79%	1.34%	2.19%	3.16%	4.18%
Portfolio Turnover Rate	34%	43%	54%	77%	29%

*Includes performance-based investment advisory fee increases (decreases) of 0.00%, 0.00%, (0.01%), 0.00%, and (0.01%).

27

FINANCIAL HIGHLIGHTS (CONTINUED)

Asset Allocation Fund Admiral Shares
		Year Ended September 30,		Aug.13* to Sept. 30,
For a Share Outstanding Throughout Each Period	2004	2003	2002	2001
Net Asset Value, Beginning of Period	$46.39	$37.38	$45.88	$50.00

Investment Operations
Net Investment Income	.953	.625	1.062	.17
Net Realized and Unrealized Gain (Loss) on Investments	5.009	9.033	(8.324)	(4.29)

Total from Investment Operations	5.962	9.658	(7.262)	(4.12)

Distributions
Dividends from Net Investment Income	(.882)	(.648)	(1.238)	—
Distributions from Realized Capital Gains	—	—	—	—

Total Distributions	(.882)	(.648)	(1.238)	—

Net Asset Value, End of Period	$51.47	$46.39	$37.38	$45.88

Total Return	12.91%	25.99%	-16.35%	-8.24%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$691	$619	$563	$474
Ratio of Total Expenses to Average Net Assets**	0.27%	0.31%	0.32%	0.36%†
Ratio of Net Investment Income to Average Net Assets	1.90%	1.46%	2.28%	2.60%†
Portfolio Turnover Rate	34%	43%	54%	77%

  *Inception.
**Includes performance-based investment advisory fee increases (decreases) of 0.00%, 0.00%, (0.01%), and 0.00%.
  †Annualized.

SEE ACCOMPANYING NOTES, WHICH ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

28

NOTES TO FINANCIAL STATEMENTS

Vanguard Asset Allocation Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares, Investor Shares and Admiral Shares. Investor Shares are available to any investor who meets the fund’s minimum purchase requirements. Admiral Shares are designed for investors who meet certain administrative, servicing, tenure, and account-size criteria.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1.	Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Bonds, and temporary cash investments acquired over 60 days to maturity, are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Investments in Vanguard® Market Liquidity Fund are valued at that fund’s net asset value. Other temporary cash investments are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value.

2.	Futures Contracts: The fund uses S&P 500 Index and U.S. Treasury Bond futures contracts with the objectives of maintaining full exposure to the stock and bond markets, enhancing returns, maintaining liquidity, and minimizing transaction costs. The fund may purchase futures contracts to immediately invest incoming cash in the markets, or sell futures in response to cash outflows, thereby simulating a fully invested position in the underlying securities while maintaining a cash balance for liquidity. The fund may seek to enhance returns by using futures contracts instead of the underlying securities when futures are believed to be priced more attractively than the underlying securities. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of securities held by the fund and the prices of futures contracts, and the possibility of an illiquid market.

Futures contracts are valued at their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the financial statements. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

3.	Repurchase Agreements: The fund, along with other members of The Vanguard Group, may transfer uninvested cash balances to a pooled cash account, which is invested in repurchase agreements secured by U.S. government and agency securities. The fund may also invest directly in repurchase agreements. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

4.	Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for federal income taxes is required in the financial statements.

29

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

5.	Distributions: Distributions to shareholders are recorded on the ex-dividend date.

6.	Other: Dividend income is recorded on the ex-dividend date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. Mellon Capital Management Corporation provides investment advisory services to the fund for a fee calculated at an annual percentage rate of average net assets. The basic fee is subject to quarterly adjustments based on performance for the preceding three years relative to a combined index comprising the S&P 500 Index and the Lehman Brothers Long U.S. Treasury Bond Index. For the year ended September 30, 2004, the investment advisory fee represented an effective annual basic rate of 0.11% of the fund’s average net assets with no adjustment required based on performance.

C. The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At September 30, 2004, the fund had contributed capital of $1,378,000 to Vanguard (included in Other Assets), representing 0.01% of the fund’s net assets and 1.38% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

D. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

For tax purposes, at September 30, 2004, the fund had $50,152,000 of ordinary income available for distribution. The fund had available realized losses of $770,197,000 to offset future net capital gains of $8,408,000 through September 30, 2009, $295,863,000 through September 30, 2010, $346,742,000 through September 30, 2011, $95,221,000 through September 30, 2012, and $23,963,000 through September 30, 2013.

At September 30, 2004, net unrealized appreciation of investment securities for tax purposes was $1,765,688,000, consisting of unrealized gains of $1,975,469,000 on securities that had risen in value since their purchase and $209,781,000 in unrealized losses on securities that had fallen in value since their purchase.

30

At September 30, 2004, the aggregate settlement value of open futures contracts expiring in December 2004 and the related unrealized appreciation (depreciation) were:

		(000)
Futures Contracts	Number of Long Contracts	Aggregate Settlement Value	Unrealized Appreciation (Depreciation)
S&P 500 Index	2,548	$710,191	$(7,176)
E-mini S&P 500 Index	2	111	—

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

E. During the year ended September 30, 2004, the fund purchased $2,156,692,000 of investment securities and sold $498,649,000 of investment securities, other than U.S. government securities and temporary cash investments. Purchases and sales of U.S. government securities were $1,717,831,000 and $2,156,228,000, respectively.

F. The market value of securities on loan to broker/dealers at September 30, 2004, was $111,049,000, for which the fund held as collateral cash of $52,408,000 and U.S. government and agency securities with a market value of $63,920,000. The fund invests cash collateral received in temporary cash investments, and records a liability for the return of the collateral, during the period the securities are on loan. Security loans are required to be secured at all times by collateral at least equal to the market value of securities loaned; however, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

G. Capital share transactions for each class of shares were:

	Year Ended September 30,
	2004		2003
	Amount (000)	Shares (000)	Amount (000)	Shares (000)
Investor Shares
Issued	$ 1,298,996	57,672	$ 877,702	46,485
Issued in Lieu of Cash Distributions	136,030	6,071	94,189	4,937
Redeemed	(826,464)	(36,618)	(910,009)	(48,713)

Net Increase (Decrease)--Investor Shares	608,562	27,125	61,882	2,709

Admiral Shares
Issued	113,015	2,229	91,031	2,107
Issued in Lieu of Cash Distributions	10,051	200	7,895	185
Redeemed	(119,101)	(2,355)	(167,034)	(4,007)

Net Increase (Decrease)--Admiral Shares	3,965	74	(68,108)	(1,715)

31

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Trustees of Vanguard Asset Allocation Fund:

In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Vanguard Asset Allocation Fund (the "Fund") at September 30, 2004, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States), which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2004 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania

November 3, 2004

SPECIAL 2004 TAX INFORMATION

(UNAUDITED) FOR VANGUARD ASSET ALLOCATION FUND

This information for the fiscal year ended September 30, 2004, is included pursuant to provisions of the Internal Revenue Code.

The fund distributed $108,723,000 of qualified dividend income to shareholders during the fiscal year.

For corporate shareholders, 64.5% of investment income (dividend income plus short-term gains, if any) qualifies for the dividends-received deduction.

32

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RESEARCH AND PLAN YOUR INVESTMENTS WITH CONFIDENCE

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• Determine what asset allocation might best suit your needs—by taking our Investor Questionnaire.

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33

CAPITALIZE ON YOUR IRA

Are you taking full advantage of your individual retirement account? You really should be. These tax-deferred accounts are powerful options for retirement savers.

Here's how you can exploit your IRA—and improve your chances of having the retirement of your dreams.

CONTRIBUTE THE MAXIMUM AMOUNT EACH YEAR

It may be an obvious point, but if you invest as much in your IRA as the law allows—currently $3,000 per tax year if you are under age 50 and $3,500 if you are age 50 or over—you will increase the odds of meeting your retirement goals. "Max out" every year you can.

MAKE IT AUTOMATIC

Put your IRA on autopilot by taking advantage of Vanguard's Automatic Investment Plan. Your IRA contributions will be deducted from your bank account on a schedule of your choosing, making retirement investing a healthy habit.

CONSIDER COST

The owners of low-cost investments keep a larger portion of their gross returns than the owners of high-cost investments. Over the long term, avoiding costlier mutual funds and brokerage commissions could significantly boost your retirement savings. Our low costs are one reason a Vanguard IRA® is such a smart choice.

REQUEST A DIRECT ROLLOVER WHEN YOU CHANGE JOBS

Don't spend your retirement assets before you've retired. When you change jobs, roll your 401(k) or other employer-sponsored retirement plan assets directly into your IRA.

If you have questions about your IRA, want to transfer an IRA from another institution to Vanguard, or need help with any other IRA transaction, call our Retirement Resource Center at 1-800-205-6189 or visit Vanguard.com. You can open or fund your IRA on our website and have a confirmation in your hand within minutes.

THIS PAGE INTENTIONALLY LEFT BLANK.

THE PEOPLE WHO GOVERN YOUR FUND

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard® funds and provides services to them on an at-cost basis.

A majority of Vanguard's board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals.

Our independent board members bring distinguished backgrounds in business, academia, and public service to their task of working with Vanguard officers to establish the policies and oversee the activities of

Name (Year of Birth) Trustee/Officer Since	Position(s) Held with Fund (Number of Vanguard Funds Overseen by Trustee/Officer)	Principal Occupation(s) During the Past Five Years
John J. Brennan* (1954) May 1987	Chairman of the Board, Chief Executive Officer, and Trustee (131)	Chairman of the Board,Chief Executive Officer, and Director/Trustee of The Vanguard Group, Inc., and of each of the investment companies served by The Vanguard Group.

INDEPENDENT TRUSTEES

Charles D. Ellis (1937) January 2001	Trustee (131)	The Partners of `63 (pro bono ventures in education); Senior Advisor to Greenwich Associates (international business strategy consulting);
Successor Trustee of Yale University; Overseer of the Stern School of
Business at New York University; Trustee of the Whitehead Institute
for Biomedical Research.

Rajiv L. Gupta (1945) December 2001†	Trustee (131)	Chairman and Chief Executive Officer (since October 1999), Vice
Chairman (January-September 1999), and Vice President (prior to
September 1999) of Rohm and Haas Co. (chemicals); Director of
Technitrol, Inc. (electronic components), and Agere Systems (commu-
nications components); Board Member of the American Chemistry
Council; Trustee of Drexel University.

JoAnn Heffernan Heisen (1950) July 1998	Trustee (131)	Vice President, Chief Information Officer, and Member of the
Executive Committee of Johnson & Johnson (pharmaceuticals/
consumer products); Director of the University Medical Center at
Princeton and Women's Research and Education Institute.

Burton G. Malkiel (1932) May 1977	Trustee (129)	Chemical Bank Chairman's Professor of Economics, Princeton
University; Director of Vanguard Investment Series plc (Irish invest-
ment fund) (since November 2001), Vanguard Group (Ireland)
Limited (investment management) (since November 2001),
Prudential Insurance Co. of America, BKF Capital (investment management), The Jeffrey Co. (holding company), and NeuVis, Inc.
(software company).

†	December 2002 for Vanguard® Equity Income Fund, Vanguard® Growth Equity Fund, the Vanguard® Municipal Bond Funds, and the Vanguard® State Tax-Exempt Funds.

the funds. Among board members’ responsibilities are selecting investment advisors for the funds; monitoring fund operations, performance, and costs; reviewing contracts; nominating and selecting new trustees/directors; and electing Vanguard officers.

Each trustee serves a fund until its termination; or until the trustee’s retirement, resignation, or death; or otherwise as specified in the fund’s organizational documents. Any trustee may be removed at a shareholders’ meeting by a vote representing two-thirds of the net asset value of all shares of the fund together with shares of other Vanguard funds organized within the same trust. The table on these two pages shows information for each trustee and executive officer of the fund. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482.

Name (Year of Birth) Trustee/Officer Since	Position(s) Held with Fund (Number of Vanguard Funds Overseen by Trustee/Officer)	Principal Occupation(s) During the Past Five Years
Alfred M. Rankin, Jr. (1941) January 1993	Trustee (131)	Chairman, President, Chief Executive Officer, and Director of NACCO
Industries, Inc. (forklift trucks/housewares/lignite); Director of
Goodrich Corporation (industrial products/aircraft systems and services); Director of Standard Products Company (supplier for the automotive industry) until 1998.

J. Lawrence Wilson (1936) April 1985	Trustee (131)	Retired Chairman and Chief Executive Officer of Rohm and Haas Co.
(chemicals); Director of Cummins Inc. (diesel engines), MeadWestvaco
Corp. (paper products), and AmerisourceBergen Corp. (pharmaceutical distribution); Trustee of Vanderbilt University.

EXECUTIVE OFFICERS*
R. Gregory Barton (1951) June 2001	Secretary (131)	Managing Director and General Counsel of The Vanguard Group, Inc.; Secretary of The Vanguard Group and of each of the investment companies served by The Vanguard Group.

Thomas J. Higgins (1957) July 1998	Treasurer (131)	Principal of The Vanguard Group, Inc.; Treasurer of each of the investment companies served by The Vanguard Group.

*Officers of the funds are “interested persons” as defined in the Investment Company Act of 1940.

More information about the trustees is in the Statement of Additional Information, available from The Vanguard Group.

VANGUARD SENIOR MANAGEMENT TEAM
Mortimer J. Buckley, Information Technology. James H. Gately, Investment Programs and Services. Kathleen C. Gubanich, Human Resources. F. William McNabb, III, Client Relationship Group.	Michael S. Miller, Planning and Development. Ralph K. Packard, Finance. George U. Sauter, Chief Investment Officer.
John C. Bogle, Founder; Chairman and Chief Executive Officer, 1974-1996.

Post Office Box 2600
Valley Forge, PA 19482-2600

Vanguard, The Vanguard Group, Vanguard.com, Vanguard IRA, Admiral, PlainTalk, and the ship logo are trademarks of The Vanguard Group, Inc.

All other marks are the exclusive property of their respective owners.

All comparative mutual fund data are from Lipper Inc. or Morningstar, Inc., unless otherwise noted.

For More Information
This report is intended for the fund's shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current fund prospectus. To receive a free copy of the prospectus or the Statement of Additional Information, or to request additional information about the fund or other Vanguard funds, please contact us at one of the adjacent telephone numbers or by e-mail through Vanguard.com. Prospectuses may also be viewed online.

You can obtain a free copy of Vanguard's proxy voting guidelines by visiting our website, www.vanguard.com, and searching for "proxy voting guidelines," or by calling Vanguard at 1- 800- 662-2739. They are also available from the SEC's website, www.sec.gov. In addition, you may obtain a free report on how the fund voted the proxies for securities it owned during the 12 months ended June 30. To get the report, visit either www.vanguard.com or www.sec.gov.

You can review and copy information about your fund at the SEC's Public Reference Room in Washington, D.C. To find out more about this public service, call the SEC at 1-202-942- 8090. Information about your fund is also available on the SEC's website, and you can receive copies of this information, for a fee, by sending a request in either of two ways: via e-mail addressed to publicinfo@sec.gov or via regular mail addressed to the Public Reference Section, Securities and Exchange Commission, Washington, DC 20549-0102.

World Wide Web
www.vanguard.com

Fund Information
1-800-662-7447

Direct Investor
Account Services
1-800-662-2739

Institutional Investor
Services
1-800-523-1036

Text Telephone
1-800-952-3335

© 2004 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing
Corporation, Distributor.

Q780 112004

Vanguard® U.S. Value Fund

September 30, 2004

CONTENTS

  1 LETTER FROM THE CHAIRMAN
  6 REPORT FROM THE ADVISOR
  8 FUND PROFILE
  9 GLOSSARY OF INVESTMENT TERMS
10 PERFORMANCE SUMMARY
11 YOUR FUND'S AFTER-TAX RETURNS
12 ABOUT YOUR FUND'S EXPENSES
14 FINANCIAL STATEMENTS
26 ADVANTAGES OF VANGUARD.COM

SUMMARY

• Vanguard U.S. Value Fund posted a fiscal-year return of 20.2%, well above the results for the average competing fund and the broad stock market.
• The fund slightly lagged its benchmark index because of a higher allocation of assets to health care stocks and a lower allocation to some of the better-performing sectors.
• The fund has posted a superior record relative to all comparative measures since its inception shortly after the start of the 2000–2002 bear market.

VANGUARD’S PLEDGE TO CLIENTS

We recognize that your relationship with Vanguard rests on the twin pillars of trust and excellence, each of which is built upon the character of our people. Our Pledge to Clients reflects our ongoing efforts to deserve your trust and to continually improve so that we can offer you excellence in all that we do.

We will:

• Put your interests first at all times.
• Continually seek to earn your trust by adhering to the highest standards of ethical behavior and fiduciary responsibility.
• Strive to be the highest-value provider of investment services, which means outstanding investment performance and service, both at the lowest possible cost.
• Communicate candidly not only about the rewards of investing but also about the risks and costs.
• Maintain highly effective controls to safeguard your assets and protect your confidential information.
• Invest a majority of our personal assets alongside yours.

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice.

Want less clutter in your mailbox? Just register with Vanguard.com® and opt to get fund reports online.

LETTER FROM THE CHAIRMAN

Dear Shareholder,

The stock rally that began in early 2003 continued halfway through Vanguard U.S. Value Fund’s 2004 fiscal year before retreating somewhat. However, the fund held on to its earlier gains and even made a little headway. For the 12 months ended September 30, 2004, the investment advisor’s stock selection helped the fund outpace both its average competitor and the broad U.S. stock market, though the fund lagged its benchmark, the Russell 3000 Value Index, by a hair.

2004 Total Returns	Fiscal Year Ended September 30

Vanguard U.S. Value Fund	20.2%
Russell 3000 Value Index	20.9
Average Multi-Cap Value Fund*	17.7
Dow Jones Wilshire 5000 Index	14.8

*Derived from data provided by Lipper Inc.

The table at left presents the fund's fiscal-year returns, along with those of its comparative measures. Total returns were based on capital change plus reinvested distributions. Details on changes in the fund's starting and ending share prices and distributions to shareholders are found in the table on page 5. If you own the U.S. Value Fund in a taxable account, you may wish to review our report on the fund's after-tax returns on page 11.

STOCKS FARED WELL, THEN COOLED OFF

A strong rally in U.S. stock prices from the beginning of fiscal year 2004 through February produced solid gains for most major indexes. These advances were fueled by solid corporate earnings growth and a slew of economic reports suggesting robust growth and job-market improvement. However, despite volatility during the final seven months of the period--from March through September--most

1

indexes saw relatively little change. The earlier enthusiasm for stocks wore thin, as economic reports turned less favorable and the economy showed the strain of rising crude-oil prices. For the 12 months, the broad U.S. stock market, as measured by the Dow Jones Wilshire 5000 Composite Index, returned 14.8%.

Smaller-capitalization stocks provided higher returns for the fiscal year than did large-caps. Across the market-cap spectrum, value-oriented stocks (those that generally trade at below-market valuations relative to their book values and other fundamental measures) outpaced growth-oriented issues (those expected to return above-average earnings growth). Returns from most international markets were enhanced for U.S.-based investors by the continued weakness of the greenback relative to major currencies.

BOND MARKET WAS SWAYED BY ECONOMIC UNCERTAINTIES

For the first half of the period, the continued decline in yields boosted bond prices and returns. In April, however, yields began to march higher as reports showed higher-than-expected inflation and strong job growth. Yields tailed off again in August and September, as reports suggested the economic recovery had lost some steam. The yield of the 10-year U.S. Treasury note, a benchmark for longer-term interest rates, started the fiscal year at 3.94%, dropped to a low of 3.69% in March, climbed to 4.65% by the end of May, and finished the period at 4.12%.

Market Barometer	Average Annual Total Returns Periods Ended September 30, 2004
	One Year	Three Years	Five Years

Stocks
Russell 1000 Index (Large-caps)	13.9%	4.7%	-0.7%
Russell 2000 Index (Small-caps)	18.8	13.7	7.4
Dow Jones Wilshire 5000 Index	14.8	6.1	0.0
(Entire market)
MSCI All Country World Index
ex USA (International)	23.1	11.4	0.5

Bonds
Lehman Aggregate Bond Index	3.7%	5.9%	7.5%
(Broad taxable market)
Lehman Municipal Bond Index	4.6	5.8	6.8
Citigroup 3-Month Treasury Bill Index	1.0	1.4	3.0

CPI
Consumer Price Index	2.5%	2.1%	2.5%

Investment-grade taxable bonds, as measured by the Lehman Brothers Aggregate Bond Index, returned 3.7% for the 12 months. Corporate

2

bonds continued to offer competitive returns relative to their government counterparts. The yield of the 3-month Treasury bill (a proxy for money market rates) rose 0.76 percentage point in the second six months in response to the Federal Reserve Board’s three separate actions—in June, August, and September—to raise its target for the federal funds rate. The Treasury bill, which yielded 0.94% at the start and midpoint of the fiscal year, yielded 1.70% as of September 30.

BROAD-BASED GAINS FUELED UPLIFT

The U.S. Value Fund’s stellar 20.2% return was fueled by double-digit gains across nearly all of its industry sectors. The sole exception was health care, whose stocks in the fund were virtually flat for the 12 months. Given that oil prices hit historic highs, it’s not surprising that integrated oil and “other energy” companies were among the best performers for both the fund and the benchmark index. Indeed, the single largest contributor to the fund’s performance was ConocoPhillips, which surged 55% during the period.

Superior stock selection was countered by sector allocations that caused the fund to slightly lag the benchmark index.

However, with close to 400 stocks in the fund’s portfolio, no one stock made a dramatic impact on the bottom line. Collectively, your fund’s holdings in the financial services, utilities, consumer discretionary, and producer durables sectors contributed the most through a combination of high returns and heavy sector commitments in the portfolio.

As mentioned earlier, the U.S. Value Fund lagged the benchmark index by a negligible 0.7 percentage point. With few exceptions, the fund’s stock selections within each sector posted higher returns than the same sector in the index. However, sector weightings made a difference. For example, the fund had roughly 8% of its assets, on average, in the poorly performing health care industry, versus the index’s weighting of 4%. And the fund had somewhat less exposure than the index to several sectors that did extremely well, such as integrated oils, “other energy,” and materials & processing.

For more details on the fund’s performance and individual securities, see the Report from the Advisor on page 6.

3

THE FUND’S LIFETIME RECORD OUTPACED ALL BENCHMARKS

In its short existence thus far (since June 2000), the U.S. Value Fund has experienced one of the worst bear markets for stocks in modern history and a rousing recovery. Through these radically different market conditions, your fund has logged a record superior not only to its benchmark index but to competing funds and the broad market, as the adjacent table shows.

Total Returns	June 29, 2000,* Through September 30, 2004

	Average Annual Return	Final Value of a $10,000 Initial Investment

U.S. Value Fund	7.1%	$13,410
Russell 3000 Value Index	5.1	12,340
Average Multi-Cap
Value Fund	3.9	11,745
Dow Jones Wilshire
5000 Index	-3.6	8,560

*Inception

Much of the credit goes to the skills of the fund's investment advisor, Grantham, Mayo, Van Otterloo & Co. LLC. The advisor's superior job of stock-picking has been enhanced by Vanguard's low costs. The expense ratios (operating costs as a percentage of average net assets) for all of our funds are typically a fraction of the average for fund peer groups. (A comparison of costs is shown on page 13.) Even the most talented asset managers would find it difficult to overcome the headwind of high expenses to log above-average results, year in and year out.

Obviously, there will be times when the fund will lag competitors. However, we feel confident that the advisor's skills, combined with our low costs, will help your fund continue its competitive performance over the long run.

DIVERSIFICATION STILL KEY TO SUCCESS

With a portfolio of stocks spanning a broad range of market capitalizations, the U.S. Value Fund is typically more diversified than many of its peers. In an investor's portfolio, however, there is no substitute for diversification both across and within asset classes--stocks, bonds, and short-term reserves. As we've counseled repeatedly in our fund reports through nearly three decades of bull and bear markets, a portfolio with asset allocations appropriate for your objectives, time horizon, and risk tolerance is always the prudent path. Staying the course may mean you'll miss out on the latest hot stock or investment fad, but--given that the financial markets often take unpredictable turns--

4

it's also more likely that you'll reach your long-term financial goals. As part of such a balanced portfolio, the U.S. Value Fund can play a vital role. Thank you for entrusting your assets to Vanguard.

Sincerely,

John J. Brennan
CHAIRMAN AND CHIEF EXECUTIVE OFFICER

OCTOBER 12, 2004

Your Fund's Performance at a Glance		September 30, 2003-September 30, 2004
			Distributions Per Share
	Starting Share Price	Ending Share Price	Income Dividends	Capital Gains

U.S. Value Fund	$10.82	$12.82	$0.18	$0.00

5

REPORT FROM THE ADVISOR

INVESTMENT ENVIRONMENT

Vanguard U.S. Value Fund underperformed its benchmark, the Russell 3000 Value Index, by 0.7 percentage point, with a net return of 20.2% for the 12 months ended September 30, 2004. We saw a reversal in trends this fiscal year compared with last, with value stocks outperforming growth stocks. For the period, the Russell 3000 Value Index outperformed the S&P 500 Index by 7 percentage points, a relatively wide margin that supports our view that value stocks will continue to be more attractive than growth stocks for the remainder of calendar-year 2004. Again small-capitalization stocks outpaced large-cap stocks. The best-performing sectors in the Russell 3000 Value Index were energy, integrated oils, and materials & processing, while health care and technology were among the weakest performers.

The fund uses three disciplines to pick stocks: price-to-intrinsic valuation, a method whose stocks carry a 50% weighting in the fund; price-to-normalized earnings, with a 30% weighting in the fund; and improving fundamentals, with a 20% weighting. By using these multiple disciplines, we seek to provide diversification and consistent, long-term results.

OUR SUCCESSES

Individual stock selection was positive for the period, contributing roughly 280 basis points (2.8 percentage points) to relative returns.

Investment Philosophy

The fund reflects the advisor’s belief that superior long-term investment results can be achieved through disciplined selection of stocks that are selling at prices below the fundamental value of the underlying companies.

Strong selections were made in the producer durables, consumer discretionary, materials & processing, and financial services sectors, with standout holdings including overweight positions in United States Steel, Pulte Homes, Tesoro Petroleum, Boeing, and Amerada Hess. In addition, our underweighting or avoidance of stocks such as Viacom, Comcast, and IBM—all of which declined for the 12 months—added value. In these successes, the fund’s price-to-normalized earnings discipline provided a positive impact.

6

OUR FAILURES

Our sector selections negatively affected the fund, with the largest detractors being an overweight position in health care and an underweight position in integrated oils. Both price-to-intrinsic valuation and price momentum (part of our improving-fundamentals model) had negative impacts on returns—the fund’s valuation discipline subtracted 100 basis points, and price momentum subtracted roughly 60 basis points. Stock selection was weak in the technology and auto & transportation areas, both of which hampered performance.

THE FUND’S POSITIONING

We continue to believe that U.S. value stocks are still more attractive than U.S. growth stocks. The fund’s largest sector weighting at the fiscal year-end was in financial services, at about 30% of assets (an exposure that was still underweight relative to the benchmark). This sector looks attractive to us according to our stock-selection valuation disciplines. Several financial stocks appear to have strong market sentiment behind them as well. Our disciplined approach to investing has had both ups and downs in the environment of the last fiscal year. However, we believe that our process of combining valuation and momentum in the portfolio will continue to provide excess returns in the long term.

PORTFOLIO CHANGES

We continue to use a blend of valuation and momentum investment disciplines to manage the portfolio, which we believe has worked well in the volatile markets of late. We have decreased the fund’s weightings in health care and tech stocks and increased the weightings in integrated oils and utility stocks over the past 12 months. After financial services, the portfolio’s next largest exposure is to utility stocks (15%). We added to the fund’s positions in SBC Communications (based on price-to-normalized earnings and price-to-intrinsic valuation); Home Depot (price-to-intrinsic valuation); and Verizon Communications (valuations and improving fundamentals). We bought ChevronTexaco (strong price momentum). And we sold Comcast (deteriorating valuations and weakened fundamentals) and much of our holding in Hewlett-Packard (weakened fundamentals).

Christopher M. Darnell, DIRECTOR OF RESEARCH

Robert M. Soucy, MANAGING DIRECTOR

GRANTHAM, MAYO, VAN OTTERLOO & CO. LLC                          OCTOBER 13, 2004

7

As of 9/30/2004

FUND PROFILE

This Profile provides a snapshot of the fund’s characteristics, compared where indicated with both an appropriate market index and a broad market index. Key terms are defined on page 9.

U.S. VALUE FUND
Portfolio Characteristics
	Fund	Comparative Index*	Broad Index**

Number of Stocks	368	2,005	5,018
Median Market Cap	$17.7B	$24.0B	$25.7B
Price/Earnings Ratio	14.3x	16.6x	21.5x
Price/Book Ratio	2.1x	2.1x	2.7x
Yield	1.9%	2.4%	1.6%
Return on Equity	20.4%	17.2%	15.9%
Earnings Growth Rate	8.7%	8.2%	7.4%
Foreign Holdings	0.0%	0.0%	0.8%
Turnover Rate	56%	--	--
Expense Ratio	0.49%	--	--
Short-Term Reserves	5%	--	--

Volatility Measures
	Fund	Comparative Index*	Fund	Broad Index**

R-Squared	0.95	1.00	0.91	1.00
Beta	0.99	1.00	0.96	1.00

Sector Diversification (% of portfolio)			Fund
Comparative Index*	Broad Index**

Auto & Transportation	5%	3%	3%
Consumer Discretionary	11	9	16
Consumer Staples	6	5	6
Financial Services	28	34	23
Health Care	8	3	12
Integrated Oils	6	9	4
Other Energy	2	3	3
Materials & Processing	3	6	4
Producer Durables	6	4	5
Technology	3	6	13
Utilities	15	12	7
Other	2	6	4

Short-Term Reserves	5	--	--

*Russell 3000 Value Index.
**Dow Jones Wilshire 5000 Index.

Ten Largest Holdings (% of total net assets)

SBC Communications Inc.	3.3%
(telecommunications services)
Verizon Communications Inc.	2.5
(telecommunications services)
ExxonMobil Corp.	2.3
(energy and utilities)
Altria Group, Inc.	2.2
(food, beverage, and tobacco)
Home Depot, Inc.	2.0
(retail)
Washington Mutual, Inc.	1.8
(banking)
American International Group, Inc.	1.8
(insurance)
BellSouth Corp.	1.6
(telecommunications services)
General Motors Corp.	1.6
(automobiles)
JPMorgan Chase & Co.	1.6
(banking)

Top Ten	20.7%

“Ten Largest Holdings” excludes any temporary cash investments and equity index products.

Investment Focus

Visit our website at Vanguard.com
 for regularly updated fund information.

8

GLOSSARY OF INVESTMENT TERMS

Beta.      A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. A fund’s beta should be reviewed in conjunction with its R-squared (see definition below). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Earnings Growth Rate. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.

Expense Ratio. The percentage of a fund’s average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.

Foreign Holdings. The percentage of a fund’s equity assets represented by stocks or depositary receipts of companies based outside the United States.

Median Market Cap. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest are below it.

Price/Book Ratio. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.

Price/Earnings Ratio. The ratio of a stock’s current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company’s future growth.

R-Squared.      A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0.

Return on Equity. The annual average rate of return generated by a company during the past five years for each dollar of shareholder’s equity (net income divided by shareholder’s equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Turnover Rate. An indication of the fund’s trading activity. Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors).

Yield.      A snapshot of a fund’s income from interest and dividends. The yield, expressed as a percentage of the fund’s net asset value, is based on income earned over the past 30 days and is annualized, or projected forward for the coming year. The index yield is based on the current annualized rate of income provided by securities in the index.

9

As of 9/30/2004

PERFORMANCE SUMMARY

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (For performance data current to the most recent month-end, which may be higher or lower than that cited, visit our website at www.vanguard.com.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

U.S. VALUE FUND

Cumulative Performance   June 29, 2000–September 30, 2004

	Average Annual Total Returns Periods Ended September 30, 2004		Final Value
	One Year	Since Inception*	of a $10,000 Investment

U.S. Value Fund	20.25%	7.14%	$13,410
Dow Jones Wilshire 5000 Index	14.76	-3.59	8,560
Russell 3000 Value Index	20.89	5.07	12,340
Average Multi-Cap Value Fund**	17.67	3.85	11,745

Fiscal-Year Total Returns (%) June 29, 2000–September 30, 2004

*June 29, 2000.
**Derived from data provided by Lipper Inc.
Note: See Financial Highlights table on page 22 for dividend and capital gains information.

10

YOUR FUND’S AFTER-TAX RE TURNS

This table presents returns for your fund both before and after taxes. The after-tax returns are shown in two ways: (1) assuming that an investor owned the fund during the entire period and paid taxes on the fund’s distributions, and (2) assuming that an investor paid taxes on the fund’s distributions and sold all shares at the end of each period.

Calculations are based on the highest individual federal income tax and capital gains tax rates in effect at the times of the distributions and the hypothetical sales. State and local taxes were not considered. After-tax returns reflect the reduced tax rates on ordinary income (including qualified dividend income) and short-term capital gains that became effective as of January 1, 2003, and on long-term capital gains realized on or after May 6, 2003. To calculate qualified dividend income, we used actual 2003 figures and estimates for 2004. (In the example, returns after the sale of fund shares may be higher than those assuming no sale. This occurs when the sale would have produced a capital loss. The calculation assumes that the investor received a tax deduction for the loss.) Please note that your actual after-tax returns will depend on your tax situation and may differ from those shown. Also note that if you own the fund in a tax-deferred account, such as an individual retirement account or a 401(k) plan, this information does not apply to you. Such accounts are not subject to current taxes.

Finally, keep in mind that a fund’s performance—whether before or after taxes—does not guarantee future results.

Average Annual Total Returns	Periods Ended September 30, 2004
	One Year	Since Inception*

U.S. Value Fund
Returns Before Taxes	20.25%	7.14%
Returns After Taxes on Distributions	19.98	6.77
Returns After Taxes on Distributions and Sale of Fund Shares	13.48	5.95

*June 29, 2000

11

ABOUT YOUR FUND'S EXPENSES

We believe it is important for you to understand the impact of costs on your investment. All mutual funds have operating expenses. As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund's gross income, directly reduce the investment return of the fund. A fund's expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The table below illustrates your fund's costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The "Ending Account Value" shown is derived from the fund's actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading "Expenses Paid During Period."

• Based on hypothetical 5% return. This section is intended to help you compare your fund's costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case--because the return used is not the fund's actual return--the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return.

Six Months Ended September 30, 2004
U.S. Value Fund	Beginning Account Value 3/31/2004	Ending Account Value 9/30/2004	Expenses Paid During Period*

Based on
Actual Fund Return	$1,000.00	$1,005.49	$2.06
Based on Hypothetical
5% Yearly Return	1,000.00	1,022.95	2.07

*These calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratio for the period is 0.41%. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect any transactional costs or account maintenance fees. They do not include your fund’s low-balance fee, which is described in the prospectus. If this fee were applied to your account, your costs would be higher. Your fund does not

12

charge transaction fees, such as purchase or redemption fees, nor does it carry a “sales load.”

Expense Ratios: Your fund compared with its peer group
	Fund	Average Multi-Cap Value Fund

U.S. Value Fund	0.49%	1.46%*

*Peer-group expense ratio is derived from data provided by Lipper Inc. and captures information through year-end 2003.

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions. You can find more information about the fund’s expenses, including annual expense ratios for the past five years, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to the appropriate fund prospectus.

13

As of 9/30/2004

FINANCIAL STATEMENTS

STATEMENT OF NET ASSETS

This Statement provides a detailed list of the fund’s holdings, including each security’s market value on the last day of the reporting period. Securities are grouped and subtotaled by asset type (common stocks, bonds, etc.) and by industry sector. Other assets are added to, and liabilities are subtracted from, the value of Total Investments to calculate the fund’s Net Assets. Finally, Net Assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) Per Share.

At the end of the Statement of Net Assets, you will find a table displaying the composition of the fund’s net assets. Because all income and any realized gains must be distributed to shareholders each year, the bulk of net assets consists of Paid-in Capital (money invested by shareholders). The amounts shown for Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the sums the fund had available to distribute to shareholders as income dividends or capital gains as of the statement date, but may differ because certain investments or transactions may be treated differently for financial statement and tax purposes. Any Accumulated Net Realized Losses, and any cumulative excess of distributions over net income or net realized gains, will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the market value of the fund’s investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.

The fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at www.sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

U.S. Value Fund	Shares	Market Value^ (000)
COMMON STOCKS (93.0%)(1)

Auto & Transportation (5.1% )
General Motors Corp.	294,500	$ 12,510
Ford Motor Co.	644,529	9,056
Harley-Davidson, Inc.	104,600	6,217
Lear Corp.	50,400	2,744
Burlington Northern
Santa Fe Corp.	46,300	1,774
American Axle &
Manufacturing Holdings, Inc.	47,900	1,402
Dana Corp.	75,600	1,337
Norfolk Southern Corp.	26,900	800
ArvinMeritor, Inc.	35,200	660
Delphi Corp.	71,000	660
* Fleetwood Enterprises, Inc.	33,800	513
* Aviall Inc.	23,200	473
* Kansas City Southern	28,400	431
* TBC Corp.	18,900	422
Cooper Tire & Rubber Co.	14,400	290
CNF Inc.	7,000	287
* Dura Automotive Systems, Inc.	38,100	270
Overseas Shipholding Group Inc.	5,300	263
* Mesa Air Group Inc.	20,900	107

		40,216

Consumer Discretionary (11.0%)
Home Depot, Inc.	399,300	15,653
Eastman Kodak Co.	200,900	6,473
McDonald's Corp.	132,800	3,722
Jones Apparel Group, Inc.	96,300	3,448
Kimberly-Clark Corp.	51,600	3,333
Sears, Roebuck & Co.	70,700	2,817
* Mohawk Industries, Inc.	35,300	2,802
J.C. Penney Co., Inc.
(Holding Co.)	65,700	2,318
* Bed Bath & Beyond, Inc.	61,100	2,267
Cendant Corp.	95,811	2,070
Applebee's International, Inc.	75,400	1,906
Outback Steakhouse	44,700	1,856
IKON Office Solutions, Inc.	149,300	1,795
* Brinker International, Inc.	55,600	1,732

14

	Shares	Market Value^ (000)

TJX Cos., Inc.	76,500	$1,686
Ross Stores, Inc.	68,500	1,606
Liz Claiborne, Inc.	40,900	1,543
The Neiman Marcus Group,
Inc. Class A	26,000	1,495
Maytag Corp.	78,300	1,438
* Tech Data Corp.	35,600	1,372
VF Corp.	26,200	1,296
Gillette Co.	30,100	1,256
Manpower Inc.	27,200	1,210
* American Greetings Corp.
Class A	45,800	1,151
* CEC Entertainment Inc.	31,200	1,147
Abercrombie & Fitch Co.	33,600	1,058
Nordstrom, Inc.	26,500	1,013
* Ryan's Restaurant Group, Inc.	64,900	963
Harrah's Entertainment, Inc.	18,000	954
* Time Warner, Inc.	56,000	904
The Brink's Co.	28,400	857
May Department Stores Co.	32,400	830
Whirlpool Corp.	13,200	793
* MGM Mirage, Inc.	14,800	735
* Caesars Entertainment, Inc.	42,800	715
Catalina Marketing Corp.	29,800	688
* Consolidated Graphics, Inc.	15,300	641
Furniture Brands International Inc.	25,100	630
* Papa John's International, Inc.	20,500	629
* Argosy Gaming Co.	15,600	612
Wendy's International, Inc.	16,700	561
Lone Star Steakhouse &
Saloon, Inc.	20,900	540
* United Stationers, Inc.	11,900	516
* Jack in the Box Inc.	15,800	501
* Pre-Paid Legal Services, Inc.	19,400	498
American Woodmark Corp.	12,200	452
* Multimedia Games Inc.	27,900	432
* Group 1 Automotive, Inc.	15,400	420
Limited Brands, Inc.	16,800	374
* Office Depot, Inc.	19,400	292
* Ventiv Health, Inc.	15,900	270
* Rent-A-Center, Inc.	10,300	266
* Brightpoint, Inc.	14,000	241
* Geo Group Inc.	10,200	209
The Nautilus Group, Inc.	9,200	208
Blockbuster Inc. Class A	26,000	197
* Stage Stores, Inc.	4,700	161
Sonic Automotive, Inc.	7,400	148
* California Pizza Kitchen, Inc.	6,500	142
R.R. Donnelley & Sons Co.	4,000	125
Action Performance Cos., Inc.	11,600	118
Sabre Holdings Corp.	3,400	83
The Pep Boys
(Manny, Moe & Jack)	4,700	66
* CSK Auto Corp.	4,100	55
* QRS Corp.	4,100	28

		86,317

Consumer Staples (5.9%)
Altria Group, Inc.	375,400	17,659
Albertson's, Inc.	183,200	4,384
* Safeway, Inc.	209,300	4,042
Reynolds American Inc.	39,900	2,715
Sara Lee Corp.	96,100	2,197
CVS Corp.	50,000	2,107
SuperValu Inc.	69,800	1,923
Coca-Cola Enterprises, Inc.	91,500	1,729
ConAgra Foods, Inc.	66,800	1,717
* The Kroger Co.	98,500	1,529
Tyson Foods, Inc.	90,100	1,443
Universal Corp. (VA)	27,300	1,219
Nash-Finch Co.	24,000	755
Sanderson Farms, Inc.	19,800	662
PepsiCo, Inc.	11,400	555
Adolph Coors Co. Class B	5,700	387
PepsiAmericas, Inc.	13,700	262
Hormel Foods Corp.	7,300	196
Longs Drug Stores, Inc.	7,700	186
Standard Commercial
Tobacco Co.	11,700	184
* John B. Sanfilippo & Son, Inc.	6,200	162
* Del Monte Foods Co.	5,200	55

		46,068

Financial Services (27.6%)
Banks--New York City (1.5%)
JPMorgan Chase & Co.	310,350	12,330
Banks--Outside New York City (5.5%)
National City Corp.	174,313	6,732
Comerica, Inc.	93,300	5,537
Bank of America Corp.	99,538	4,313
KeyCorp	109,000	3,444
PNC Financial Services Group	56,500	3,057
Regions Financial Corp.	84,023	2,778
BB&T Corp.	69,400	2,755
Wachovia Corp.	54,400	2,554
U.S. Bancorp	75,600	2,185
SunTrust Banks, Inc.	29,000	2,042
Greater Bay Bancorp	52,700	1,515
AmSouth Bancorp	43,400	1,059
Marshall & Ilsley Corp.	24,400	983
Colonial BancGroup, Inc.	43,600	892
Commerce Bancorp, Inc.	12,000	662
City National Corp.	10,000	650

15

U.S. Value Fund	Shares	Market Value^ (000)

UnionBanCal Corp.	10,200	$604
Nara Bancorp, Inc.	19,000	383
Synovus Financial Corp.	13,700	358
FirstMerit Corp.	13,600	358
Hibernia Corp. Class A	10,400	275
International Bancshares Corp.	483	18
Diversified Financial Services (1.1%)
Citigroup, Inc.	146,400	6,459
Metropolitan Life Insurance Co.	39,200	1,515
CIT Group Inc.	16,000	598
Finance Companies (0.7%)
Capital One Financial Corp.	73,600	5,439
Finance--Small Loan
* AmeriCredit Corp.	800	17
Financial Data Processing Services (0.7%)
First Data Corp.	121,100	5,268
Financial Miscellaneous (5.4%)
Fannie Mae	161,000	10,207
MBNA Corp.	285,600	7,197
MGIC Investment Corp.	84,900	5,650
Fidelity National Financial, Inc.	117,953	4,494
Freddie Mac	63,600	4,149
First American Corp.	82,800	2,553
Ambac Financial Group, Inc.	30,800	2,462
* Providian Financial Corp.	112,400	1,747
Radian Group, Inc.	30,500	1,410
LandAmerica Financial
Group, Inc.	23,900	1,087
Nationwide Financial
Services, Inc.	24,800	871
Stewart Information
Services Corp.	16,700	658
Insurance--Life (0.2%)
Jefferson-Pilot Corp.	19,400	963
AmerUs Group Co.	21,300	873
Insurance--Multiline (7.1%)
American International
Group, Inc.	202,900	13,795
Allstate Corp.	208,900	10,025
CIGNA Corp.	103,700	7,221
Loews Corp.	73,300	4,288
The Hartford Financial
Services Group Inc.	68,800	4,261
Torchmark Corp.	69,000	3,669
UnumProvident Corp.	192,600	3,022
Lincoln National Corp.	51,000	2,397
Old Republic International Corp.	76,350	1,911
Protective Life Corp.	30,000	1,179
Aon Corp.	29,100	836
AFLAC Inc.	21,100	827
American Financial Group, Inc.	22,700	679
* CNA Financial Corp.	21,200	509
* Allmerica Financial Corp.	18,400	495
Zenith National Insurance Corp.	8,400	355
Horace Mann Educators Corp.	10,800	190
Insurance--Property-Casualty (0.5%)
The PMI Group Inc.	43,100	1,749
Fremont General Corp.	49,000	1,134
Commerce Group, Inc.	16,100	779
* Ohio Casualty Corp.	7,700	161
Investment Management Companies (0.1%)
SEI Corp.	11,300	381
T. Rowe Price Group Inc.	3,600	183
Real Estate Investment Trusts (1.0%)
Annaly Mortgage
Management Inc. REIT	94,600	1,621
HRPT Properties Trust REIT	104,300	1,146
Simon Property Group, Inc. REIT	19,900	1,067
ProLogis REIT	26,200	923
Public Storage, Inc. REIT	12,200	605
* Host Marriott Corp. REIT	39,100	549
Vornado Realty Trust REIT	6,500	407
Capstead Mortgage Corp. REIT	32,400	403
Impac Mortgage Holdings,
Inc. REIT	13,200	347
National Health Investors REIT	12,100	344
Avalonbay Communities,
Inc. REIT	5,100	307
iStar Financial Inc. REIT	4,800	198
Regency Centers Corp. REIT	3,700	172
Anworth Mortgage Asset
Corp. REIT	9,300	106
Rent & Lease Services--Commercial (0.2%)
Ryder System, Inc.	21,900	1,030
* United Rentals, Inc.	26,500	421
GATX Corp.	12,900	344
Savings & Loan (3.0%)
Washington Mutual, Inc.	358,079	13,994
Green Point Financial Corp.	41,950	1,947
Astoria Financial Corp.	50,000	1,775

16

	Shares	Market Value^ (000)

Flagstar Bancorp, Inc.	59,400	$1,264
Downey Financial Corp.	19,400	1,066
Washington Federal Inc.	29,565	744
Sovereign Bancorp, Inc.	28,400	620
* First Federal Financial Corp.	11,400	557
Commercial Federal Corp.	19,300	521
* Ocwen Financial Corp.	44,600	408
People's Bank	7,500	268
MAF Bancorp, Inc.	5,300	229
Securities Brokers & Services (0.6%)
Bear Stearns Co., Inc.	33,000	3,174
Countrywide Financial Corp.	33,800	1,331
A.G. Edwards & Sons, Inc.	6,300	218

		217,253

Health Care (7.8%)
Pfizer Inc.	386,200	11,818
Johnson & Johnson	148,500	8,365
Merck & Co., Inc.	228,700	7,547
AmerisourceBergen Corp.	126,000	6,767
Guidant Corp.	76,700	5,065
Schering-Plough Corp.	225,600	4,300
UnitedHealth Group Inc.	42,300	3,119
Aetna Inc.	17,500	1,749
Bristol-Myers Squibb Co.	72,400	1,714
* Lincare Holdings, Inc.	52,500	1,560
* Health Net Inc.	60,200	1,488
McKesson Corp.	57,300	1,470
* Tenet Healthcare Corp.	106,300	1,147
* Humana Inc.	56,900	1,137
* PacifiCare Health Systems, Inc.	23,300	855
* King Pharmaceuticals, Inc.	64,300	768
* Ocular Sciences, Inc.	16,000	768
Bausch & Lomb, Inc.	10,900	724
* Cerner Corp.	8,400	363
Cardinal Health, Inc.	8,200	359
* Kindred Healthcare, Inc.	11,800	288
* Kendle International Inc.	11,200	59
* MIM Corp.	8,800	51
Manor Care, Inc.	1,300	39
* US Physical Therapy, Inc.	800	11

		61,531

Integrated Oils (5.7%)
ExxonMobil Corp.	377,900	18,264
ChevronTexaco Corp.	156,400	8,389
ConocoPhillips Co.	66,854	5,539
Marathon Oil Corp.	107,200	4,425
Amerada Hess Corp.	42,600	3,791
Occidental Petroleum Corp.	57,400	3,210
Unocal Corp.	36,800	1,582
	45,200
Other Energy (1.6%)
El Paso Corp.	363,200	3,338
Valero Energy Corp.	40,500	3,249
Burlington Resources, Inc.	35,100	1,432
* Tesoro Petroleum Corp.	36,100	1,066
Sunoco, Inc.	14,400	1,065
Kerr-McGee Corp.	12,300	704
Anadarko Petroleum Corp.	9,700	644
Apache Corp.	10,000	501
* Stone Energy Corp.	11,100	486

		12,485

Materials & Processing (3.0%)
Lafarge North America Inc.	49,500	2,321
Precision Castparts Corp.	22,100	1,327
Alcoa Inc.	38,400	1,290
* FMC Corp.	25,500	1,239
Georgia Pacific Group	32,800	1,179
* Owens-Illinois, Inc.	72,800	1,165
* Cleveland-Cliffs Inc.	13,900	1,124
* American Standard Cos., Inc.	28,700	1,117
Sherwin-Williams Co.	22,000	967
York International Corp.	29,000	916
Nucor Corp.	9,500	868
Steel Dynamics, Inc.	19,600	757
Dow Chemical Co.	16,300	736
Phelps Dodge Corp.	7,900	727
Archer-Daniels-Midland Co.	36,800	625
* OM Group, Inc.	16,500	603
Engelhard Corp.	20,700	587
Commercial Metals Co.	14,600	580
* Shaw Group, Inc.	48,300	580
Sonoco Products Co.	21,000	555
Ashland, Inc.	9,300	522
* URS Corp.	18,500	494
Smurfit-Stone Container Corp.	24,100	467
Allegheny Technologies Inc.	24,400	445
* Griffon Corp.	20,100	424
Lubrizol Corp.	11,400	394
* USG Corp.	20,100	366
Apogee Enterprises, Inc.	27,200	352
* EMCOR Group, Inc.	7,900	297
Corn Products International, Inc.	5,300	244
Bemis Co., Inc.	7,000	186
Harsco Corp.	2,500	112
* NCI Building Systems, Inc.	2,600	83
Eagle Materials, Inc.	944	67

		23,716

Producer Durables (5.7%)
The Boeing Co.	95,800	4,945
KB HOME	47,100	3,979
Pulte Homes, Inc.	54,000	3,314

17

U.S. Value Fund	Shares	Market Value^ (000)

D. R. Horton, Inc.	92,797	$3,073
Illinois Tool Works, Inc.	29,700	2,767
* Toll Brothers, Inc.	57,800	2,678
Beazer Homes USA, Inc.	24,100	2,576
Centex Corp.	48,200	2,432
MDC Holdings, Inc.	27,900	2,039
Ryland Group, Inc.	21,200	1,964
Lennar Corp. Class A	39,200	1,866
Deere & Co.	27,700	1,788
Standard Pacific Corp.	29,100	1,640
* Lexmark International, Inc.	18,300	1,537
Northrop Grumman Corp.	24,700	1,317
Lockheed Martin Corp.	23,200	1,294
* Meritage Corp.	16,100	1,265
Pentair, Inc.	32,900	1,149
Goodrich Corp.	32,900	1,032
* NVR, Inc.	1,600	882
NACCO Industries, Inc. Class A	7,400	638
* General Cable Corp.	38,300	408
* Xerox Corp.	20,400	287
Applied Signal Technology, Inc.	3,800	122

		44,992

Technology (3.1%)
* Dell Inc.	337,600	12,019
Motorola, Inc.	189,700	3,422
Electronic Data Systems Corp.	116,000	2,249
* Ingram Micro, Inc. Class A	93,300	1,502
* NCR Corp.	22,800	1,131
Hewlett-Packard Co.	50,500	947
Autodesk, Inc.	17,800	866
* Microsemi Corp.	30,600	431
Harris Corp.	7,500	412
* Ciber, Inc.	46,600	350
* Pixelworks, Inc.	31,800	318
* Arrow Electronics, Inc.	12,200	275
* ViaSat, Inc.	9,500	191
* Pomeroy IT Solutions, Inc.	11,500	146
* ManTech International Corp.	7,400	139
* Avnet, Inc.	7,400	127
Rockwell Automation, Inc.	3,200	124
* SBS Technologies, Inc.	3,400	41
* Avaya Inc.	700	10
* Keane, Inc.	400	6

		24,706

Utilities (15.0%)
SBC Communications Inc.	1,010,800	26,230
Verizon Communications Inc.	499,502	19,670
BellSouth Corp.	464,500	12,597
* PG&E Corp.	202,000	6,141
AT&T Corp.	426,980	6,114
Sprint Corp.	276,800	5,572
American Electric Power Co., Inc.	138,300	4,420
Duke Energy Corp.	189,700	4,342
TXU Corp.	57,900	2,775
Edison International	97,800	2,593
Exelon Corp.	59,700	2,190
Sempra Energy	58,000	2,099
Public Service Enterprise
Group, Inc.	42,500	1,811
DTE Energy Co.	40,800	1,721
PNM Resources Inc.	59,850	1,347
PPL Corp.	28,300	1,335
OGE Energy Corp.	52,700	1,330
Xcel Energy, Inc.	74,500	1,290
Puget Energy, Inc.	52,600	1,194
FirstEnergy Corp.	28,800	1,183
FPL Group, Inc.	15,600	1,066
* AES Corp.	98,600	985
Constellation Energy Group, Inc.	23,600	940
CenterPoint Energy Inc.	86,200	893
Progress Energy, Inc.	21,000	889
Consolidated Edison Inc.	19,400	816
* AT&T Wireless Services Inc.	53,400	789
* CMS Energy Corp.	77,700	740
Energy East Corp.	28,500	718
* Allegheny Energy, Inc.	42,500	678
Pinnacle West Capital Corp.	15,400	639
Duquesne Light Holdings, Inc.	35,100	630
ONEOK, Inc.	22,600	588
TECO Energy, Inc.	41,400	560
Great Plains Energy, Inc.	15,400	449
Avista Corp.	20,500	371

		117,705

Other (1.5%)
Johnson Controls, Inc.	54,800	3,113
General Electric Co.	66,700	2,240
Eaton Corp.	23,800	1,509
Honeywell International Inc.	35,800	1,284
Brunswick Corp.	27,700	1,268
Lancaster Colony Corp.	25,200	1,063
Trinity Industries, Inc.	21,800	680
SPX Corp.	10,500	372
GenCorp, Inc.	24,800	336

		11,865

TOTAL COMMON STOCKS
(Cost $662,967)		732,054

18

	Shares	Market Value^ (000)
TEMPORARY CASH INVESTMENTS (7.2%)(1)

Money Market Funds (7.0%)
Vanguard Market
Liquidity Fund, 1.74%**	52,330,813	$52,331
Vanguard Market
Liquidity Fund,
1.74%**--Note F	2,661,530	2,662

		54,993

	Face
	Amount
	(000)

U.S. Government Obligation (0.2%)
(2) U.S. Treasury Bill
1.89%, 3/24/2005	$2,000	1,981

TOTAL TEMPORARY CASH INVESTMENTS
(Cost $56,974)		56,974

TOTAL INVESTMENTS (100.2%)
(Cost $719,941)		789,028

OTHER ASSETS AND LIABILITIES (-0.2%)

Other Assets--Note C		2,359
Liabilities--Note F		(4,321)

		(1,962)

NET ASSETS (100%)

Applicable to 61,380,209 outstanding $.001
par value shares of beneficial interest
(unlimited authorization)		$787,066

NET ASSET VALUE PER SHARE		$12.82

•See Note A in Notes to Financial Statements.
*Non-income-producing security.
**Money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
(1)The fund invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the fund’s effective common stock and temporary cash investment positions represent 95.3% and 4.9%, respectively, of net assets. See Note D in Notes to Financial Statements.
(2)Security segregated as initial margin for open futures contracts.
REIT—Real Estate Investment Trust.

	Amount (000)	Per Share
AT SEPTEMBER 30, 2004, NET ASSETS CONSISTED OF:

Paid-in Capital	$718,406	$11.70
Undistributed Net
Investment Income	7,567.12
Accumulated Net Realized Losses	(7,862)	(.13)
Unrealized Appreciation (Depreciation)
Investment Securities	69,087	1.13
Futures Contracts	(132)	--

NET ASSETS	$787,066	$12.82

See Note D in Notes to Financial Statements for the tax-basis components of net assets.

19

STATEMENT OF OPERATIONS

This Statement shows the types of income earned by the fund during the reporting period, and details the operating expenses charged to the fund. These expenses directly reduce the amount of investment income available to pay to shareholders as income dividends. This Statement also shows any Net Gain (Loss) realized on the sale of investments, and the increase or decrease in the Unrealized Appreciation (Depreciation) of investments during the period.

U.S. Value Fund Year Ended September 30, 2004 (000)

INVESTMENT INCOME
Income
Dividends	$12,969
Interest	305
Security Lending	80

Total Income	13,354

Expenses
Investment Advisory Fees--Note B
Basic Fee	1,467
Performance Adjustment	(6)
The Vanguard Group--Note C
Management and Administrative	1,525
Marketing and Distribution	81
Custodian Fees	11
Auditing Fees	17
Shareholders' Reports	28
Trustees' Fees and Expenses	1

Total Expenses	3,124

NET INVESTMENT INCOME	10,230

REALIZED NET GAIN (LOSS)
Investment Securities Sold	24,283
Futures Contracts	(67)

REALIZED NET GAIN (LOSS)	24,216

CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)
Investment Securities	62,255
Futures Contracts	9

CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)	62,264

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$96,710

20

STATEMENT OF CHANGES IN NET ASSETS

This Statement shows how the fund’s total net assets changed during the two most recent reporting periods. The Operations section summarizes information detailed in the Statement of Operations. The amounts shown as Distributions to shareholders from the fund’s net income and capital gains may not match the amounts shown in the Operations section, because distributions are determined on a tax basis and may be made in a period different from the one in which the income was earned or the gains were realized on the financial statements. The Capital Share Transactions section shows the amount shareholders invested in the fund, either by purchasing shares or by reinvesting distributions, as well as the amounts redeemed. The corresponding numbers of Shares Issued and Redeemed are shown at the end of the Statement.

	U.S. Value Fund
	Year Ended September 30,
	2004 (000)	2003 (000)

INCREASE (DECREASE) IN NET ASSETS
Operations
Net Investment Income	$10,230	$7,736
Realized Net Gain (Loss)	24,216	(12,762)
Change in Unrealized Appreciation (Depreciation)	62,264	91,955

Net Increase (Decrease) in Net Assets Resulting from Operations	96,710	86,929

Distributions
Net Investment Income	(7,640)	(7,425)
Realized Capital Gain	--	--

Total Distributions	(7,640)	(7,425)

Capital Share Transactions1
Issued	396,518	150,487
Issued in Lieu of Cash Distributions	6,819	6,538
Redeemed	(179,643)	(178,500)

Net Increase (Decrease) from Capital Share Transactions	223,694	(21,475)

Total Increase (Decrease)	312,764	58,029

Net Assets
Beginning of Period	474,302	416,273

End of Period	$787,066	$474,302

1Shares Issued (Redeemed)
Issued	31,789	15,162
Issued in Lieu of Cash Distributions	564	677
Redeemed	(14,801)	(18,209)

Net Increase (Decrease) in Shares Outstanding	17,552	(2,370)

21

FINANCIAL HIGHLIGHTS

This table summarizes the fund’s investment results and distributions to shareholders on a per-share basis. It also presents the Total Return and shows net investment income and expenses as percentages of average net assets. These data will help you assess: the variability of the fund’s net income and total returns from year to year; the relative contributions of net income and capital gains to the fund’s total return; how much it costs to operate the fund; and the extent to which the fund tends to distribute capital gains. The table also shows the Portfolio Turnover Rate, a measure of trading activity. A turnover rate of 100% means that the average security is held in the fund for one year.

U.S. Value Fund
	Year Ended Sept. 30,				June 5* to Sept. 30,
For a Share Outstanding Throughout Each Period	2004	2003	2002	2001	2000

Net Asset Value, Beginning of Period	$10.82	$9.01	$10.46	$10.84	$10.00

Investment Operations
Net Investment Income	.19	.17	.13	.11	.04
Net Realized and Unrealized Gain (Loss) on Investments	1.99	1.80	(1.48)	(.41)	.80

Total from Investment Operations	2.18	1.97	(1.35)	(.30)	.84

Distributions
Dividends from Net Investment Income	(.18)	(.16)	(.10)	(.08)	--
Distributions from Realized Capital Gains	--	--	--	--	--

Total Distributions	(.18)	(.16)	(.10)	(.08)	--

Net Asset Value, End of Period	$12.82	$10.82	$9.01	$10.46	$10.84

Total Return	20.25%	22.08%	-13.11%	-2.82%	8.18%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$787	$474	$416	$283	$68
Ratio of Total Expenses to Average Net Assets**	0.49%	0.63%	0.54%	0.51%	0.58%+
Ratio of Net Investment Income to Average Net Assets	1.61%	1.72%	1.36%	1.67%	2.08%+
Portfolio Turnover Rate	56%	50%	46%	54%	18%

*Subscription period for the fund was June 5, 2000, to June 29, 2000, during which time all assets were held in money market instruments. Performance measurement begins June 29, 2000, at a net asset value of $10.02.
**Includes performance-based investment advisory fee increases (decreases) of 0.00%, 0.09%, 0.04%, 0.03%, and 0.00%.
† Annualized.

SEE ACCOMPANYING NOTES, WHICH ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

22

NOTES TO FINANCIAL STATEMENTS

Vanguard U.S. Value Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund.

A.      The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1.     Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investments in Vanguard® Market Liquidity Fund are valued at that fund’s net asset value. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value.

2.     Futures Contracts: The fund uses S&P 500 Index futures contracts to a limited extent, with the objective of maintaining full exposure to the stock market while maintaining liquidity. The fund may purchase or sell futures contracts to achieve a desired level of investment, whether to accommodate portfolio turnover or cash flows from capital share transactions. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market.

Futures contracts are valued at their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the financial statements. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

3.     Repurchase Agreements: The fund, along with other members of The Vanguard Group, may transfer uninvested cash balances into a pooled cash account, which is invested in repurchase agreements secured by U.S. government and agency securities. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

4.     Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for federal income taxes is required in the financial statements.

5.     Distributions: Distributions to shareholders are recorded on the ex-dividend date.

6.     Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date the securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

23

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

B.      Grantham, Mayo, Van Otterloo & Co. LLC provides investment advisory services to the fund for a fee calculated at an annual percentage rate of average net assets. The basic fee is subject to quarterly adjustments based on the fund’s performance for the preceding three years relative to the Russell 3000 Value Index. For the year ended September 30, 2004, the investment advisory fee represented an effective annual basic rate of 0.225% of the fund’s average net assets before a decrease of $6,000 based on performance.

C.      The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At September 30, 2004, the fund had contributed capital of $109,000 to Vanguard (included in Other Assets), representing 0.01% of the fund’s net assets and 0.11% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

D.      Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

For tax purposes, at September 30, 2004, the fund had $8,225,000 of ordinary income available for distribution. The fund had available realized losses of $8,034,000 to offset future net capital gains through September 30, 2011.

At September 30, 2004, net unrealized appreciation of investment securities for tax purposes was $69,087,000, consisting of unrealized gains of $90,951,000 on securities that had risen in value since their purchase and $21,864,000 in unrealized losses on securities that had fallen in value since their purchase.

At September 30, 2004, the aggregate settlement value of open futures contracts expiring in December 2004 and the related unrealized appreciation (depreciation) were:

		(000)
Futures Contracts	Number of Long Contracts	Aggregate Settlement Value	Unrealized Appreciation (Depreciation)

S&P 500 Index	66	$18,396	$(132)

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

E.      During the year ended September 30, 2004, the fund purchased $529,892,000 of investment securities and sold $341,847,000 of investment securities other than temporary cash investments.

F. The market value of securities on loan to broker/dealers at September 30, 2004, was $2,503,000, for which the fund held cash collateral of $2,662,000. The fund invests cash collateral received in temporary cash investments, and records a liability for the return of the collateral, during the period the securities are on loan.

24

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Trustees of Vanguard U.S. Value Fund:

In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Vanguard U.S. Value Fund (the “Fund”) at September 30, 2004, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States), which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2004 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania

November 3, 2004

SPECIAL 2004 TAX INFORMATION
(UNAUDITED)FOR VANGUARD U.S. VALUE FUND

This information for the fiscal year ended September 30, 2004, is included pursuant to provisions of the Internal Revenue Code.

The fund distributed $7,640,000 of qualified dividend income to shareholders during the fiscal year.

For corporate shareholders, 100% of investment income (dividend income plus short-term gains, if any) qualifies for the dividends-received deduction.

25

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26

CAPITALIZE ON YOUR IRA

Are you taking full advantage of your individual retirement account? You really should be. These tax-deferred accounts are powerful options for retirement savers.

Here’s how you can exploit your IRA—and improve your chances of having the retirement of your dreams.

CONTRIBUTE THE MAXIMUM AMOUNT EACH YEAR

It may be an obvious point, but if you invest as much in your IRA as the law allows—currently $3,000 per tax year if you are under age 50 and $3,500 if you are age 50 or over—you will increase the odds of meeting your retirement goals. “Max out” every year you can.

MAKE IT AUTOMATIC

Put your IRA on autopilot by taking advantage of Vanguard’s Automatic Investment Plan. Your IRA contributions will be deducted from your bank account on a schedule of your choosing, making retirement investing a healthy habit.

CONSIDER COST

The owners of low-cost investments keep a larger portion of their gross returns than the owners of high-cost investments. Over the long term, avoiding costlier mutual funds and brokerage commissions could significantly boost your retirement savings. Our low costs are one reason a Vanguard IRA® is such a smart choice.

REQUEST A DIRECT ROLLOVER WHEN YOU CHANGE JOBS

Don’t spend your retirement assets before you’ve retired. When you change jobs, roll your 401(k) or other employer-sponsored retirement plan assets directly into your IRA.

If you have questions about your IRA, want to transfer an IRA from another institution to Vanguard, or need help with any other IRA transaction, call our Retirement Resource Center at 1-800-205-6189 or visit Vanguard.com. You can open or fund your IRA on our website and have a confirmation in your hand within minutes.

THE PEOPLE WHO GOVERN YOUR FUND

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard® funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals.

Our independent board members bring distinguished backgrounds in business, academia, and public service to their task of working with Vanguard officers to establish the policies and oversee the activities of

Name (Year of Birth) Trustee/Officer Since	Position(s) Held with Fund (Number of Vanguard Funds Overseen by Trustee/Officer)	Principal Occupation(s) During the Past Five Years
John J. Brennan* (1954) May 1987	Chairman of the Board, Chief Executive Officer, and Trustee (131)	Chairman of the Board,Chief Executive Officer, and Director/Trustee of The Vanguard Group, Inc., and of each of the investment companies served by The Vanguard Group.

INDEPENDENT TRUSTEES

Charles D. Ellis (1937) January 2001	Trustee (131)	The Partners of `63 (pro bono ventures in education); Senior Advisor to Greenwich Associates (international business strategy consulting);
Successor Trustee of Yale University; Overseer of the Stern School of
Business at New York University; Trustee of the Whitehead Institute
for Biomedical Research.

Rajiv L. Gupta (1945) December 2001†	Trustee (131)	Chairman and Chief Executive Officer (since October 1999), Vice
Chairman (January-September 1999), and Vice President (prior to
September 1999) of Rohm and Haas Co. (chemicals); Director of
Technitrol, Inc. (electronic components), and Agere Systems (commu-
nications components); Board Member of the American Chemistry
Council; Trustee of Drexel University.

JoAnn Heffernan Heisen (1950) July 1998	Trustee (131)	Vice President, Chief Information Officer, and Member of the
Executive Committee of Johnson & Johnson (pharmaceuticals/
consumer products); Director of the University Medical Center at
Princeton and Women's Research and Education Institute.

Burton G. Malkiel (1932) May 1977	Trustee (129)	Chemical Bank Chairman's Professor of Economics, Princeton
University; Director of Vanguard Investment Series plc (Irish invest-
ment fund) (since November 2001), Vanguard Group (Ireland)
Limited (investment management) (since November 2001),
Prudential Insurance Co. of America, BKF Capital (investment management), The Jeffrey Co. (holding company), and NeuVis, Inc.
(software company).

†	December 2002 for Vanguard® Equity Income Fund, Vanguard® Growth Equity Fund, the Vanguard® Municipal Bond Funds, and the Vanguard® State Tax-Exempt Funds.

Each trustee serves a fund until its termination; or until the trustee’s retirement, resignation, or death; or otherwise as specified in the fund’s organizational documents. Any trustee may be removed at a shareholders’ meeting by a vote representing two-thirds of the net asset value of all shares of the fund together with shares of other Vanguard funds organized within the same trust. The table on these two pages shows information for each trustee and executive officer of the fund. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482.

Name (Year of Birth) Trustee/Officer Since	Position(s) Held with Fund (Number of Vanguard Funds Overseen by Trustee/Officer)	Principal Occupation(s) During the Past Five Years
Alfred M. Rankin, Jr. (1941) January 1993	Trustee (131)	Chairman, President, Chief Executive Officer, and Director of NACCO
Industries, Inc. (forklift trucks/housewares/lignite); Director of
Goodrich Corporation (industrial products/aircraft systems and services); Director of Standard Products Company (supplier for the automotive industry) until 1998.

J. Lawrence Wilson (1936) April 1985	Trustee (131)	Retired Chairman and Chief Executive Officer of Rohm and Haas Co.
(chemicals); Director of Cummins Inc. (diesel engines), MeadWestvaco
Corp. (paper products), and AmerisourceBergen Corp. (pharmaceutical distribution); Trustee of Vanderbilt University.

EXECUTIVE OFFICERS*
R. Gregory Barton (1951) June 2001	Secretary (131)	Managing Director and General Counsel of The Vanguard Group, Inc.; Secretary of The Vanguard Group and of each of the investment companies served by The Vanguard Group.

Thomas J. Higgins (1957) July 1998	Treasurer (131)	Principal of The Vanguard Group, Inc.; Treasurer of each of the investment companies served by The Vanguard Group.

*Officers of the funds are “interested persons” as defined in the Investment Company Act of 1940.

More information about the trustees is in the Statement of Additional Information, available from The Vanguard Group.

VANGUARD SENIOR MANAGEMENT TEAM
Mortimer J. Buckley, Information Technology. James H. Gately, Investment Programs and Services. Kathleen C. Gubanich, Human Resources. F. William McNabb, III, Client Relationship Group.	Michael S. Miller, Planning and Development. Ralph K. Packard, Finance. George U. Sauter, Chief Investment Officer.
John C. Bogle, Founder; Chairman and Chief Executive Officer, 1974-1996.

Post Office Box 2600
Valley Forge, PA 19482-2600

Vanguard, The Vanguard Group, Vanguard.com, Vanguard IRA, PlainTalk, and the ship logo are trademarks of The Vanguard Group, Inc.

All other marks are the exclusive property of their respective owners.

All comparative mutual fund data are from Lipper Inc. or Morningstar, Inc., unless otherwise noted.

For More Information

This report is intended for the fund's shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current fund prospectus. To receive a free copy of the prospectus or the Statement of Additional Information, or to request additional information about the fund or other Vanguard funds, please contact us at one of the adjacent telephone numbers or by e-mail through Vanguard.com. Prospectuses may also be viewed online.

You can obtain a free copy of Vanguard's proxy voting guidelines by visiting our website, www.vanguard.com, and searching for "proxy voting guidelines," or by calling Vanguard at 1- 800- 662-2739. They are also available from the SEC's website, www.sec.gov. In addition, you may obtain a free report on how the fund voted the proxies for securities it owned during the 12 months ended June 30. To get the report, visit either www.vanguard.com or www.sec.gov.

You can review and copy information about your fund at the SEC's Public Reference Room in Washington, D.C. To find out more about this public service, call the SEC at 1-202-942- 8090. Information about your fund is also available on the SEC's website, and you can receive copies of this information, for a fee, by sending a request in either of two ways: via e-mail addressed to publicinfo@sec.gov or via regular mail addressed to the Public Reference Section, Securities and Exchange Commission, Washington, DC 20549-0102.

World Wide Web
www.vanguard.com

Fund Information
1-800-662-7447

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1-800-662-2739

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1-800-523-1036

Text Telephone
1-800-952-3335

(C)2004 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing
Corporation, Distributor.

Q1240 112004

Vanguard® Capital Value Fund

September 30, 2004

YOUR FUND REPORT

CONTENTS
1	LETTER FROM THE CHAIRMAN
5	REPORT FROM THE ADVISOR
8	FUND PROFILE
9	GLOSSARY OF INVESTMENT TERMS
10	PERFORMANCE SUMMARY
11	YOUR FUND'S AFTER-TAX RETURNS
12	ABOUT YOUR FUND'S EXPENSES
14	FINANCIAL STATEMENTS
23	ADVANTAGES OF VANGUARD.COM

SUMMARY

• During the 12 months ended September 30, 2004, Vanguard Capital Value Fund returned 15.8%, a solid result but below returns of its comparative measures.

• The fund and the broad market gave up some of the gains made earlier in the fiscal year.

• The fund made double-digit gains in most sectors, but a small weighting in oil stocks meant it missed out on most of the surge in that sector.

VANGUARD’S PLEDGE TO CLIENTS

We recognize that your relationship with Vanguard rests on the twin pillars of trust and excellence, each of which is built upon the character of our people. Our Pledge to Clients reflects our ongoing efforts to deserve your trust and to continually improve so that we can offer you excellence in all that we do.

We will:

• Put your interests first at all times.

• Continually seek to earn your trust by adhering to the highest standards of ethical behavior and fiduciary responsibility.

• Strive to be the highest-value provider of investment services, which means outstanding investment performance and service, both at the lowest possible cost.

• Communicate candidly not only about the rewards of investing but also about the risks and costs.

• Maintain highly effective controls to safeguard your assets and protect your confidential information.

• Invest a majority of our personal assets alongside yours.

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice.

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LETTER FROM THE CHAIRMAN

Dear Shareholder,

Vanguard Capital Value Fund managed to hold on to most of the remarkable gains made during the first half of the fiscal year, despite a general decline in stocks later in the period. During the 12 months ended September 30, 2004, the fund returned 15.8%—a solid result that was higher than the broad market, but lower than those of its two comparative standards.

The adjacent table compares the total return (capital change plus reinvested distributions) of your fund with those of the Russell 3000 Value Index, which represents the value issues among the 3,000 largest U.S stocks; the average multi-cap value mutual fund; and the broad U.S. market as measured by the Dow Jones Wilshire 5000 Composite Index. Details on per-share distributions and changes in the fund’s share price can be found in the table on page 4. If you hold your shares in a taxable account, you may wish to review the fund’s after-tax returns on page 11.

2004 Total Returns	Fiscal Year Ended September 30

Vanguard Capital Value Fund	15.8%
Russell 3000 Value Index	20.9
Average Multi-Cap Value Fund*	17.7
Dow Jones Wilshire 5000 Index	14.8

*Derived from data provided by Lipper Inc.

STOCKS FARED WELL, THEN COOLED OFF

A strong rally in U.S. stock prices from the beginning of fiscal year 2004 through February produced solid gains for most major indexes. These advances were fueled by solid corporate earnings growth and a slew of economic reports suggesting robust growth and job-market improvement. However, despite volatility during the final seven months of the period--from March through September--most indexes saw relatively little change. The earlier enthusiasm for stocks wore thin, as economic reports turned less favorable and the economy showed the strain

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of rising crude-oil prices. For the 12 months, the broad U.S. stock market, as measured by the Dow Jones Wilshire 5000 Index, returned 14.8%.

Smaller-capitalization stocks provided higher returns for the fiscal year than did large-caps. Across the market-cap spectrum, value-oriented stocks (those that generally trade at below-market valuations relative to their book values and other fundamental measures) outpaced growth-oriented issues (those expected to return above-average earnings growth). Returns from most international markets were enhanced for U.S-based investors by the continued weakness of the greenback relative to major currencies.

BOND MARKET WAS SWAYED BY ECONOMIC UNCERTAINTIES

For the first half of the period, the continued decline in yields boosted bond prices and returns. In April, however, yields began to march higher as reports showed higher-than-expected inflation and strong job growth. Yields tailed off again in August and September, as reports suggested the economic recovery had lost some steam. The yield of the 10-year U.S. Treasury note, a benchmark for longer-term interest rates, started the fiscal year at 3.94%, dropped to a low of 3.69% in March, climbed to 4.65% by the end of May, and finished the period at 4.12%.

Market Barometer	Average Annual Total Returns Periods Ended September 30, 2004
	One Year	Three Years	Five Years
Stocks
Russell 1000 Index (Large-caps)	13.9%	4.7%	-0.7%
Russell 2000 Index (Small-caps)	18.8	13.7	7.4
Dow Jones Wilshire 5000 Index	14.8	6.1	0.0
(Entire market)
MSCI All Country World Index
ex USA (International)	23.1	11.4	0.5

Bonds
Lehman Aggregate Bond Index	3.7%	5.9%	7.5%
(Broad taxable market)
Lehman Municipal Bond Index	4.6	5.8	6.8
Citigroup 3-Month Treasury Bill Index	1.0	1.4	3.0

CPI
Consumer Price Index	2.5%	2.1%	2.5%

Investment-grade taxable bonds, as measured by the Lehman Brothers Aggregate Bond Index, returned 3.7% for the 12 months. Corporate bonds continued to offer competitive returns relative to their government counterparts. The yield of the 3-month Treasury bill (a proxy for money market rates) rose 0.76 percentage point in the second six months in response to the Federal Reserve Board's three separate actions--in June, August, and September--to raise its target for the federal funds rate. The Treasury bill, which yielded 0.94% at the start and midpoint of the fiscal year, yielded 1.70% as of September 30.

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THE FUND ENJOYED DOUBLE-DIGIT GAINS IN MOST SECTORS

As you know, the Capital Value Fund makes concentrated investments in a small group of stocks that the investment advisor, Wellington Management Company, deems to be deeply undervalued. During the past year, the advisor’s assessment was validated by strong performance from companies such as Tyco International, Alcoa, Foot Locker, and Brazilian oil company Petroleo Brasileiro. Indeed, outside of three industry sectors—transportation, technology, and utilities—the fund made impressive double-digit gains across all sectors.

If the fund made notable missteps during the year, they were mainly errors of omission. The fund had no exposure to domestic integrated oil companies such as ExxonMobil and ChevronTexaco. In the broad market, that sector, along with other energy-related companies, enjoyed the largest gains during the period as oil prices hit historic highs. However, the fund’s individual holdings that were the biggest drag on performance tended to be outside the oil and energy sectors, such as Health Net, Continental Airlines, and Fannie Mae.

For further details on the fund’s performance and individual securities, please refer to the Report from the Advisor on page 5.

A CONCENTRATED PORTFOLIO IS SUBJECT TO GREATER VOLATILITY

Capital Value’s aggressive investment strategy makes it prone to volatility, as the fate of a handful of holdings can make a dramatic impact. The fund plunged –33.2% in its first fiscal year, faring far worse than its benchmarks, then soared 36.8% the following year, outpacing benchmarks by huge margins. Unfortunately, in aggregate, such volatility has led the fund to lag comparative standards over its brief lifespan, as the adjacent table shows.

Total Returns	December 17, 2001* through September 30, 2004
	Average Annual Return	Final Value of a $10,000 Initial Investment

Capital Value Fund	2.1%	$10,582
Russell 3000 Value Index	6.9	12,059
Average Multi-Cap
Value Fund	5.0	11,442
Dow Jones Wilshire
5000	2.8	10,800

*The fund's inception date

However, a period of less than three years is a very short time frame to judge a fund. We are confident that over the long run, the Capital Value Fund will be more competitive. The fund’s investment advisor has logged a solid long-term track record with several other

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Vanguard funds. The advisor also has the advantage of Vanguard’s low costs, as our expense ratios (operating costs as a percentage of average net assets) are typically a fraction of the averages for fund peer groups. It would be difficult for even the most talented asset manager to overcome the headwind of high expenses to achieve above-average results, year in and year out.

DIVERSIFICATION STILL KEY TO LONG-TERM SUCCESS

Capital Value Fund’s concentrated investment approach is a reminder that there is no substitute for diversification across and within asset classes—stocks, bonds, and short-term reserves. As we’ve counseled in every fund report for nearly three decades of bull and bear markets, a portfolio with asset allocations appropriate for your objectives, time horizon, and risk tolerance is always the prudent path. Staying the course may mean you’ll miss out on the latest hot stock or investment fad, but—given that the financial markets often take unpredictable turns—it’s also more likely you’ll reach your long-term financial goals. As part of such a balanced portfolio, the Capital Value Fund can play a vital role, adding potential value to your other core holdings. Thank you for entrusting your assets to Vanguard.

Sincerely,

John J. Brennan

CHAIRMAN AND CHIEF EXECUTIVE OFFICER

OCTOBER 11, 2004

Your Fund's Performance at a Glance		September 30, 2003-September 30, 2004
			Distributions Per Share
	Starting Share Price	Ending Share Price	Income Dividends	Capital Gains

Capital Value Fund	$9.05	$10.42	$0.06	$0.00

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REPORT FROM THE ADVISOR

We are pleased that the Capital Value Fund’s return of 15.8% for the 2004 fiscal year topped the 14.8% gain of the broad U.S. stock market, but disappointed that it lagged the 17.7% average result of the fund’s Lipper peer group. The fund also underperformed relative to the 20.9% return of the Russell 3000 Value Index, which includes value stocks across market capitalizations.

Our best stocks for the year, in terms of contribution to total return, were Tyco International, Alcoa, Sanofi-Aventis, Petrobras (Petrol Brasil), and Foot Locker. The five worst were Health Net, Continental Airlines, Applied Materials, Teradyne, and Fannie Mae.

The industry sector that contributed most to the fund’s return was materials & processing, where we benefited both from a significant overweighting compared with our benchmark index and from good stock selection. Top performers in the group were Alcoa, Rinker Group, IMC Global, and Bunge. Aventis and Oxford Health, two companies acquired during the year, led the fund’s strong outperformance in the health care sector, though their contributions were partially offset by poor performance from Health Net and, to a lesser extent, Wyeth.

Investment Philosophy

The fund reflects the advisor’s belief that superior long-term investment results can be achieved through disciplined selection of stocks that are selling at prices below the fundamental value of the underlying companies.

Our significantly underweighted position in the poorly performing consumer staples sector benefited the fund’s comparative performance. The fund also benefited from stock selection in the consumer discretionary sector, where we reaped solid contributions from a package of homebuilders. This was partially offset, however, by underperformance in our media holdings.

One of our biggest mistakes in the past 12 months was expecting the price of crude oil to decline toward a long-term price justified by reinvestment economics, something in the mid to high $20-per-barrel range. As I write this letter, crude oil is selling for more than $53 per barrel, or double what we believe is justifiable over a full cycle. The combination of strong oil demand from China and countless global

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supply disruptions have led to very tight inventories and limited apparent excess production capacity; as a result, we are seeing a “shortage mentality” that has been rapidly driving up the prices of oil and natural gas. Not only did the fund underperform in the energy sector itself, but the spike in oil and gas prices has weighed heavily on our airline and packaging companies, which are large consumers of petroleum-based products.

During the past six months, we seized opportunities to add to our positions in technology, specifically in the semiconductor and semiconductor equipment industries. Valuations in these industries have plummeted over the past year as investors moved from worrying about when the up cycle would end to worrying about the depth of the coming down cycle. While we’re not smart enough to call an absolute bottom in these incredibly volatile stocks, we are confident that the fund’s holdings were accumulated at attractive prices and that their true worth ultimately will be recognized in the marketplace. In the meantime, however, our performance has suffered somewhat, particularly in comparison with value-based indexes.

On July 1, 2004, I assumed portfolio management responsibility for the Capital Value Fund from Chuck Freeman upon his retirement. While all portfolio manager transitions create some uncertainty for shareholders, you should know that this one has been quite seamless thanks to the continuity of our investment group. The four most senior investment professionals on our team have 63 years of combined investment experience, including 57 as part of this team, and we have three other strong members with about 10 years of experience. The tenure of our team should provide a high level of confidence that there will be continuity in our investment philosophy, style, and process.

Our investment philosophy is predicated on the belief that markets are efficient over the long term but that in the short and intermediate terms, they tend to exaggerate current trends and overreact to new information. This is even truer today with the explosion of hedge funds, which tend to have very short time horizons. We focus on trying to assess the fair value of a company in a long-term context, and we seek to take opportunistic advantage of price dislocations that result from the market’s shorter-term focus. In most cases, we demand the potential for at least 30% price appreciation to reach our estimate of fair value before

6

we will consider a stock for purchase in the fund. Since we are by nature contrarians, with a longer investment horizon than most others in the market, the fund’s investment results can differ meaningfully from those of broad-market or value-style indexes in any given quarter or year; however, we strive to outperform both over the long term.

The value proposition in the fund today is quite solid. Despite expected five-year earnings growth plus a dividend yield for our holdings comparable to the broad market, the companies in the fund sport an 11.8 price/earnings ratio on estimated 2005 earnings, a 25% discount to the 15.7 ratio for the Dow Jones Wilshire 5000 index.

While economic growth has slowed in recent months, partly because of the spike in energy prices and the related drag on consumer spending and corporate profits, we remain optimistic about the economic outlook for the next 12 months, although growth will likely be less robust than it has been over the past year. We are enthusiastic about the value in the fund today, and we look forward to earning your trust and rewarding your patience in the years to come.

David R. Fassnacht, PORTFOLIO MANAGER

WELLINGTON MANAGEMENT COMPANY, LLP

OCTOBER 15, 2004

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As of 9/30/2004	FUND PROFILE This Profile provides a snapshot of the fund’s characteristics, compared where indicated with both an appropriate market index and a broad market index. Key terms are defined on page 9.

CAPITAL VALUE FUND
Portfolio Characteristics	Fund	Comparative Index*	Broad Index**

Number of Stocks	88	2,005	5,018
Median Market Cap	$11.4B	$24.0B	$25.7B
Price/Earnings Ratio	16.0x	16.6x	21.5x
Price/Book Ratio	2.2x	2.1x	2.7x
Yield	0.9%	2.4%	1.6%
Return on Equity	18.3%	17.2%	15.9%
Earnings Growth Rate	12.8%	8.2%	7.4%
Foreign Holdings	18.1%	0%	0.8%
Turnover Rate	40%	—	—
Expense Ratio	0.53%	—	—
Short-Term Reserves	0%	—	—

Sector Diversification (% of portfolio)
	Fund	Comparative Index*	Broad Index**

Auto & Transportation	8%	3%	3%
Consumer Discretionary	10	9	16
Consumer Staples	0	5	6
Financial Services	24	34	23
Health Care	13	3	12
Integrated Oils	3	9	4
Other Energy	3	3	3
Materials & Processing	14	6	4
Producer Durables	7	4	5
Technology	9	6	13
Utilities	5	12	7
Other	4	6	4

Ten Largest Holdings (% of total net assets)
Citigroup, Inc.	4.7%
(banking)
Tyco International Ltd.	3.3
(conglomerate)
Comcast Corp. Special Class A	3.1
(telecommunications)
Bank of America Corp.	2.8
(banking)
Pactiv Corp.	2.6
(paper and plastics)
Alcoa Inc.	2.6
(metals and mining)
Fannie Mae	2.6
(financial services)
Wyeth	2.5
(pharmaceuticals)
Compagnie Generale des	2.4
Etablissements Michelin Class B
(industrial manufacturing)
RenaissanceRe Holdings Ltd.	2.2
(insurance)

Top Ten	28.8%

“Ten Largest Holdings” excludes any temporary cash investments and equity index products.

Investment Focus

  *Russell 3000 Value Index.
**Dow Jones Wilshire 5000 Index.

Visit our website at Vanguard.com for regularly updated fund information.

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GLOSSARY OF INVESTMENT TERMS

Earnings Growth Rate. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.

Expense Ratio. The percentage of a fund’s average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.

Foreign Holdings. The percentage of a fund’s equity assets represented by stocks or depositary receipts of companies based outside the United States.

Median Market Cap. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest are below it.

Price/Book Ratio. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.

Price/Earnings Ratio. The ratio of a stock’s current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company’s future growth.

Return on Equity. The annual average rate of return generated by a company during the past five years for each dollar of shareholder’s equity (net income divided by shareholder’s equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Turnover Rate. An indication of the fund’s trading activity. Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors).

Yield. A snapshot of a fund’s income from interest and dividends. The yield, expressed as a percentage of the fund’s net asset value, is based on income earned over the past 30 days and is annualized, or projected forward for the coming year. The index yield is based on the current annualized rate of income provided by securities in the index.

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As of 9/30/2004	PERFORMANCE SUMMARY

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (For the performance data current to the most recent month-end, which may be higher or lower than that cited, visit our website at www.vanguard.com.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

CAPITAL VALUE FUND

Cumulative Performance December 17, 2001-September 30, 2004

	Average Annual Total Returns Periods Ended September 30, 2004		Final Value
	One Year	Since Inception*	of a $10,000 Investment

Capital Value Fund	15.82%	2.05%	$10,582
Dow Jones Wilshire 5000 Index	14.76	2.80	10,800
Russell 3000 Value Index	20.89	6.95	12,059
Average Multi-Cap Value Fund**	17.67	4.95	11,442

Fiscal-Year Total Returns (%) December 17, 2001-September 30, 2004

*December 17, 2001
**Derived from data provided by Lipper Inc.
Note: See Financial Highlights table on page 19 for dividend and capital gains information.

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YOUR FUND’S AFTER-TAX RETURNS

This table presents returns for your fund both before and after taxes. The after-tax returns are shown in two ways: (1) assuming that an investor owned the fund during the entire period and paid taxes on the fund’s distributions, and (2) assuming that an investor paid taxes on the fund’s distributions and sold all shares at the end of each period.

Calculations are based on the highest individual federal income tax and capital gains tax rates in effect at the times of the distributions and the hypothetical sales. State and local taxes were not considered. After-tax returns reflect the reduced tax rates on ordinary income (including qualified dividend income) and short-term capital gains that became effective as of January 1, 2003, and on long-term capital gains realized on or after May 6, 2003. To calculate qualified dividend income, we used actual 2003 figures and estimates for 2004. (In the example, returns after the sale of fund shares may be higher than those assuming no sale. This occurs when the sale would have produced a capital loss. The calculation assumes that the investor received a tax deduction for the loss.)

Please note that your actual after-tax returns will depend on your tax situation and may differ from those shown. Also note that if you own the fund in a tax-deferred account, such as an individual retirement account or a 401(k) plan, this information does not apply to you. Such accounts are not subject to current taxes.

Finally, keep in mind that a fund’s performance—whether before or after taxes—does not guarantee future results.

Average Annual Total Returns	Periods Ended September 30, 2004
	One Year	Since Inception*
Capital Value Fund
Returns Before Taxes	15.82%	2.05%
Returns After Taxes on Distributions	15.72	1.88
Returns After Taxes on Distributions and Sale of Fund Shares	10.41	1.65

*December 17, 2001

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ABOUT YOUR FUND'S EXPENSES

We believe it is important for you to understand the impact of costs on your investment. All mutual funds have operating expenses. As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund's gross income, directly reduce the investment return of the fund.

A fund's expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The table below illustrates your fund's costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The "Ending Account Value" shown is derived from the fund's actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading "Expenses Paid During Period."

• Based on hypothetical 5% return. This section is intended to help you compare your fund's costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Six Months Ended September 30, 2004
Capital Value Fund	Beginning Account Value 3/31/2004	Ending Account Value 9/30/2004	Expenses Paid During Period*

Based on
Actual Fund Return	$1,000.00	$985.81	$2.58
Based on
Hypothetical 5%
Yearly Return	$1,000.00	$1,022.40	$2.63

*The calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratio for that period is 0.52%. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect any transactional costs or account maintenance fees. They do not include your fund’s low-balance fee, which is described in the prospectus.

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Expense Ratios: Your fund compared with its peer group
	Fund	Average Multi-Cap Value Fund

Capital Value Fund	0.53%	1.46%*

*Peer-group expense ratio is derived from data provided by Lipper Inc. and captures information through year-end 2003.

If this fee were applied to your account, your costs would be higher. Your fund does not charge transaction fees, such as purchase or redemption fees, nor does it carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios for the past five years, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to the appropriate fund prospectus.

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As of 9/30/2004	FINANCIAL STATEMENTS

STATEMENT OF NET ASSETS

This Statement provides a detailed list of the fund’s holdings, including each security’s market value on the last day of the reporting period. Securities are grouped and subtotaled by asset type (common stocks, bonds, etc.) and by industry sector. Other assets are added to, and liabilities are subtracted from, the value of Total Investments to calculate the fund’s Net Assets. Finally, Net Assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) Per Share.

At the end of the Statement of Net Assets, you will find a table displaying the composition of the fund’s net assets. Because all income and any realized gains must be distributed to shareholders each year, the bulk of net assets consists of Paid-in Capital (money invested by shareholders). The amounts shown for Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the sums the fund had available to distribute to shareholders as income dividends or capital gains as of the statement date, but may differ because certain investments or transactions may be treated differently for financial statement and tax purposes. Any Accumulated Net Realized Losses, and any cumulative excess of distributions over net income or net realized gains, will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the market value of the fund’s investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.

The fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at www.sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

Capital Value Fund	Shares	Market Value^ (000)
COMMON STOCKS (98.9%)

Auto & Transportation (8.3%)
Compagnie Generale des
Etablissements Michelin
Class B	195,221	$9,922
USF Corp.	209,200	7,508
Werner Enterprises, Inc.	307,200	5,932
*Pinnacle Airlines Corp.	324,900	3,281
*Continental Airlines, Inc.
Class B	322,500	2,748
Canadian National Railway Co.	55,750	2,704
*Northwest Airlines Corp.
Class A	162,000	1,330
*AMR Corp.	102,800	753

	34,178

Consumer Discretionary (9.7%)
Foot Locker, Inc.	370,000	8,769
Ross Stores, Inc.	315,000	7,384
CBRL Group, Inc.	200,500	7,234
*Time Warner, Inc.	441,400	7,124
TJX Cos., Inc.	278,000	$6,127
Gannett Co., Inc.	30,800	2,580
Blockbuster Inc. Class A	69,500	527
	39,745

Financial Services (24.3%)
Banks—Outside New York City (3.4%)
Bank of America Corp.	264,190	11,447
Hibernia Corp. Class A	52,300	1,381
UnionBanCal Corp.	18,200	1,078
Diversified Financial Services (8.6%)
Citigroup, Inc.	433,900	19,144
CIT Group Inc.	205,300	7,676
*CB Richard Ellis Group, Inc.	169,000	3,904
Marsh & McLennan Cos., Inc.	46,900	2,146
Morgan Stanley	42,500	2,095
Finance Companies (0.6%)
Apollo Investment Corp.	100,000	1,415
Capital One Financial Corp.	15,400	1,138

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	Shares	Market Value^ (000)
Financial Miscellaneous (3.4%)
Fannie Mae	165,750	$10,508
Freddie Mac	32,200	2,101
Radian Group, Inc.	24,200	1,119
MBNA Corp.	14,900	375
Insurance—Multiline (2.4%)
Reinsurance Group of
America, Inc.	119,700	4,932
The Hartford Financial Services
Group Inc.	65,600	4,063
Arthur J. Gallagher & Co.	24,800	822
Insurance—Property-Casualty (4.3%)
RenaissanceRe Holdings Ltd.	178,700	9,217
ACE Ltd.	166,100	6,654
IPC Holdings Ltd.	43,900	1,669
Savings & Loan (1.6%)
Indymac Bancorp, Inc.	100,000	3,620
Washington Mutual, Inc.	70,000	2,736

	99,240

Health Care (12.6%)
Wyeth	278,400	10,412
Sanofi-Synthelabo SA ADR	246,100	9,010
*Anthem, Inc.	101,700	8,873
*Health Net Inc.	254,000	6,279
Pfizer Inc.	201,760	6,174
GlaxoSmithKline PLC ADR	97,100	4,246
HCA Inc.	105,700	4,032
Abbott Laboratories	59,800	2,533

	51,559

Integrated Oils (2.5%)
Petrol Brasil Series A ADR	250,000	7,980
Petro Canada	30,000	1,559
Royal Dutch Petroleum Co. ADR	17,700	913

	10,452

Other Energy (3.4%)
IHC Caland NV	113,105	5,855
Talisman Energy, Inc.	112,800	2,922
EnCana Corp.	62,965	2,915
Devon Energy Corp.	16,000	1,136
Peabody Energy Corp.	16,100	958

	13,786

Materials & Processing (14.1%)
*Pactiv Corp.	457,900	10,646
Alcoa Inc.	316,000	10,614
Rinker Group Ltd.	1,307,425	8,173
Smurfit-Stone Container Corp.	261,112	5,058
Bunge Ltd.	122,500	4,898
Huhtamaeki Oyj	268,000	3,595
Engelhard Corp.	113,700	$3,223
*WCI Communities, Inc.	123,500	2,878
Sappi Ltd. ADR	172,300	2,467
Akzo Nobel NV	60,242	2,127
Aracruz Celulose SA ADR	52,600	1,742
Praxair, Inc.	40,000	1,710
Bombardier Inc. Class B	353,488	816

	57,947

Producer Durables (6.4%)
*Applied Materials, Inc.	382,700	6,311
United Defense Industries Inc.	144,700	5,786
*Axcelis Technologies, Inc.	492,300	4,076
KB HOME	47,700	4,030
*LAM Research Corp.	119,800	2,621
*Teradyne, Inc.	169,100	2,266
*Varian Semiconductor
Equipment Associates, Inc.	40,900	1,264

	26,354

Technology (8.7%)
International Business
Machines Corp.	87,200	7,477
*Fairchild Semiconductor
International, Inc.	524,000	7,425
Microsoft Corp.	245,900	6,799
*Arrow Electronics, Inc.	196,200	4,430
*Unisys Corp.	227,600	2,349
*Flextronics International Ltd.	170,700	2,262
*Freescale Semiconductor Inc.	150,000	2,145
*Vishay Intertechnology, Inc.	145,600	1,878
*Avnet, Inc.	62,700	1,073

	35,838

Utilities (4.9%)
*Comcast Corp. Special Class A	461,200	12,877
*Nextel Communications, Inc.	266,100	6,344
*Comcast Corp. Class A	29,200	825
*McLeod USA Inc.	465,220	200

	20,246

Other (4.0%)
Tyco International Ltd.	441,000	13,521
Eaton Corp.	42,400	2,689

	16,210

TOTAL COMMON STOCKS
(Cost $367,017)	405,555

TEMPORARY CASH INVESTMENTS (5.1%)

Money Market Fund (5.0%)
Vanguard Market
Liquidity Fund,
1.74%†—Note G	20,365,030	20,365

15

Capital Value Fund	Face Amount (000)	Market Value^ (000)

Repurchase Agreement (0.1%)
Credit Suisse First Boston	$600	$600
1.87%, 10/1/2004
(Dated 9/30/2004,
Repurchase Value $600,031
Collateralized by Federal National
Mortgage Assn.,
5.5%, 11/1/2017)

TOTAL TEMPORARY CASH INVESTMENTS
(Cost $20,965)	20,965

TOTAL INVESTMENTS (104.0%)
(Cost $387,982)	426,520

OTHER ASSETS AND LIABILITIES (-4.0%)

Other Assets—Note C	5,255
Security Lending Collateral
Payable to Brokers—Note G	(20,365)
Other Liabilities	(1,355)

	(16,465)

NET ASSETS (100%)

Applicable to 39,352,599 outstanding $.001
par value shares of beneficial interest
(unlimited authorization)	$410,055

NET ASSET VALUE PER SHARE	$10.42

^See Note A in Notes to Financial Statements.
*Non-income-producing security.
ADR—American Depositary Receipt.
† Money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.

	Amount (000)	Per Share
AT SEPTEMBER 30, 2004, NET ASSETS CONSISTED OF:

Paid-in Capital	$393,966	$10.01
Undistributed Net
Investment Income	2,870.07
Accumulated Net
Realized Losses	(25,319)	(.64)
Unrealized Appreciation	38,538.98

NET ASSETS	$410,055	$10.42

See Note E in Notes to Financial Statements for the tax-basis components of net assets.

16

STATEMENT OF OPERATIONS

This Statement shows the types of income earned by the fund during the reporting period, and details the operating expenses charged to the fund. These expenses directly reduce the amount of investment income available to pay to shareholders as income dividends. This Statement also shows any Net Gain (Loss) realized on the sale of investments, and the increase or decrease in the Unrealized Appreciation (Depreciation) of investments during the period.

Capital Value Fund Year Ended September 30, 2004 (000)

INVESTMENT INCOME
Income
Dividends	$5,647
Interest	59
Security Lending	55

Total Income	5,761

Expenses
Investment Advisory Fees—Note B
Basic Fee	902
Performance Adjustment	—
The Vanguard Group—Note C
Management and Administrative	1,093
Marketing and Distribution	56
Custodian Fees	7
Auditing Fees	17
Shareholders' Reports	18

Total Expenses	2,093
Expenses Paid Indirectly—Note D	(88)

Net Expenses	2,005

NET INVESTMENT INCOME	3,756

REALIZED NET GAIN (LOSS) ON INVESTMENT SECURITIES SOLD	22,005

CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) OF INVESTMENT SECURITIES	21,672

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$47,433

17

STATEMENT OF CHANGES IN NET ASSETS

This Statement shows how the fund’s total net assets changed during the two most recent reporting periods. The Operations section summarizes information detailed in the Statement of Operations. The amounts shown as Distributions to shareholders from the fund’s net income and capital gains may not match the amounts shown in the Operations section, because distributions are determined on a tax basis and may be made in a period different from the one in which the income was earned or the gains were realized on the financial statements. The Capital Share Transactions section shows the amount shareholders invested in the fund, either by purchasing shares or by reinvesting distributions, as well as the amounts redeemed. The corresponding numbers of Shares Issued and Redeemed are shown at the end of the Statement.

	Capital Value Fund
	Year Ended September 30,
	2004 (000)	2003 (000)

INCREASE (DECREASE) IN NET ASSETS
Operations
Net Investment Income	$3,756	$1,848
Realized Net Gain (Loss)	22,005	(10,823)
Change in Unrealized Appreciation (Depreciation)	21,672	77,637

Net Increase (Decrease) in Net Assets Resulting from Operations	47,433	68,662

Distributions
Net Investment Income	(2,152)	(1,905)
Realized Capital Gain	—	—

Total Distributions	(2,152)	(1,905)

Capital Share Transactions1
Issued	180,992	96,024
Issued in Lieu of Cash Distributions	1,982	1,790
Redeemed	(109,730)	(59,697)

Net Increase (Decrease) from Capital Share Transactions	73,244	38,117

Total Increase (Decrease)	118,525	104,874

Net Assets
Beginning of Period	291,530	186,656

End of Period	$410,055	$291,530

1Shares Issued (Redeemed)
Issued	17,607	11,682
Issued in Lieu of Cash Distributions	195	245
Redeemed	(10,668)	(7,647)

Net Increase (Decrease) in Shares Outstanding	7,134	4,280

18

FINANCIAL HIGHLIGHTS

This table summarizes the fund’s investment results and distributions to shareholders on a per-share basis. It also presents the Total Return and shows net investment income and expenses as percentages of average net assets. These data will help you assess: the variability of the fund’s net income and total returns from year to year; the relative contributions of net income and capital gains to the fund’s total return; how much it costs to operate the fund; and the extent to which the fund tends to distribute capital gains. The table also shows the Portfolio Turnover Rate, a measure of trading activity. A turnover rate of 100% means that the average security is held in the fund for one year.

Capital Value Fund
	Year Ended Sept. 30,		Dec 17, 2001* to Sept. 30,
For a Share Outstanding Throughout Each Period	2004	2003	2002

Net Asset Value, Beginning of Period	$9.05	$6.68	$10.00

Investment Operations
Net Investment Income	.09	.06	.05
Net Realized and Unrealized Gain (Loss) on Investments	1.34	2.38	(3.37)

Total from Investment Operations	1.43	2.44	(3.32)

Distributions
Dividends from Net Investment Income	(.06)	(.07)	—
Distributions from Realized Capital Gains	—	—	—

Total Distributions	(.06)	(.07)	—

Net Asset Value, End of Period	$10.42	$9.05	$6.68

Total Return	15.82%	36.78%	-33.20%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$410	$292	$187
Ratio of Total Expenses to Average Net Assets**	0.53%	0.53%	0.54%†
Ratio of Net Investment Income to Average Net Assets	0.95%	0.82%	0.77%†
Portfolio Turnover Rate	40%	40%	40%

*Inception.
**Includes performance-based investment advisory fee increases (decreases) of 0.00%, (0.05%), and 0.00%.
†Annualized.

SEE ACCOMPANYING NOTES, WHICH ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

19

NOTES TO FINANCIAL STATEMENTS

Vanguard Capital Value Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund.

A.     The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1.     Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investments in Vanguard® Market Liquidity Fund are valued at that fund’s net asset value. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value.

2.     Repurchase Agreements: The fund, along with other members of The Vanguard Group, may transfer uninvested cash balances to a pooled cash account, which is invested in repurchase agreements secured by U.S. government and agency securities. The fund may also invest directly in repurchase agreements. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

3.     Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for federal income taxes is required in the financial statements.

4.     Distributions: Distributions to shareholders are recorded on the ex-dividend date.

5.     Other: Dividend income is recorded on the ex-dividend date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B.     Wellington Management Company, LLP, provides investment advisory services to the fund for a fee calculated at an annual percentage rate of average net assets. The basic fee is subject to quarterly adjustments based on the fund’s performance since December 31, 2001, relative to the Dow Jones Wilshire 5000 Index. For the year ended September 30, 2004, the investment advisory fee represented an effective annual basic rate of 0.225% of the fund’s average net assets with no adjustment required based on performance.

C.     The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At September 30, 2004, the fund had contributed capital of $58,000 to Vanguard (included in Other Assets), representing 0.01% of the fund’s net assets and 0.06% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

20

D.     The fund has asked its investment advisor to direct certain security trades, subject to obtaining the best price and execution, to brokers who have agreed to rebate to the fund part of the commissions generated. Such rebates are used solely to reduce the fund’s management and administrative expenses. For the year ended September 30, 2004, these arrangements reduced the fund’s expenses by $88,000 (an annual rate of 0.02% of average net assets).

E.     Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

For tax purposes, at September 30, 2004, the fund had $3,265,000 of ordinary income available for distribution. The fund had available realized losses of $25,319,000 to offset future net capital gains through September 30, 2011.

At September 30, 2004, net unrealized appreciation of investment securities for tax purposes was $38,538,000, consisting of unrealized gains of $53,229,000 on securities that had risen in value since their purchase and $14,691,000 in unrealized losses on securities that had fallen in value since their purchase.

F.     During the year ended September 30, 2004, the fund purchased $227,908,000 of investment securities and sold $153,305,000 of investment securities other than temporary cash investments.

G.     The market value of securities on loan to broker/dealers at September 30, 2004, was $19,124,000, for which the fund held cash collateral of $20,365,000. The fund invests cash collateral received in temporary cash investments, and records a liability for the return of the collateral, during the period the securities are on loan.

21

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Trustees of Vanguard Capital Value Fund:

In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Vanguard Capital Value Fund (the “Fund”) at September 30, 2004, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States), which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2004 by correspondence with the custodian and broker, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania

November 3, 2004

SPECIAL 2004 TAX INFORMATION

(UNAUDITED) FOR VANGUARD CAPITAL VALUE FUND

This information for the period ending September 30, 2004, is included pursuant to provisions of the Internal Revenue Code.

The fund distributed $2,152,000 of qualified dividend income to shareholders during the fiscal year.

For corporate shareholders, 97.7% of investment income (dividend income plus short-term gains, if any) qualifies for the dividends-received deduction.

22

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23

THE PEOPLE WHO GOVERN YOUR FUND

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard® funds and provides services to them on an at-cost basis.

A majority of Vanguard's board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals.

Our independent board members bring distinguished backgrounds in business, academia, and public service to their task of working with Vanguard officers to establish the policies and oversee the activities of

Name (Year of Birth) Trustee/Officer Since	Position(s) Held with Fund (Number of Vanguard Funds Overseen by Trustee/Officer)	Principal Occupation(s) During the Past Five Years
John J. Brennan* (1954) May 1987	Chairman of the Board, Chief Executive Officer, and Trustee (131)	Chairman of the Board,Chief Executive Officer, and Director/Trustee of The Vanguard Group, Inc., and of each of the investment companies served by The Vanguard Group.

INDEPENDENT TRUSTEES

Charles D. Ellis (1937) January 2001	Trustee (131)	The Partners of `63 (pro bono ventures in education); Senior Advisor to Greenwich Associates (international business strategy consulting);
Successor Trustee of Yale University; Overseer of the Stern School of
Business at New York University; Trustee of the Whitehead Institute
for Biomedical Research.

Rajiv L. Gupta (1945) December 2001†	Trustee (131)	Chairman and Chief Executive Officer (since October 1999), Vice
Chairman (January-September 1999), and Vice President (prior to
September 1999) of Rohm and Haas Co. (chemicals); Director of
Technitrol, Inc. (electronic components), and Agere Systems (commu-
nications components); Board Member of the American Chemistry
Council; Trustee of Drexel University.

JoAnn Heffernan Heisen (1950) July 1998	Trustee (131)	Vice President, Chief Information Officer, and Member of the
Executive Committee of Johnson & Johnson (pharmaceuticals/
consumer products); Director of the University Medical Center at
Princeton and Women's Research and Education Institute.

Burton G. Malkiel (1932) May 1977	Trustee (129)	Chemical Bank Chairman's Professor of Economics, Princeton
University; Director of Vanguard Investment Series plc (Irish invest-
ment fund) (since November 2001), Vanguard Group (Ireland)
Limited (investment management) (since November 2001),
Prudential Insurance Co. of America, BKF Capital (investment management), The Jeffrey Co. (holding company), and NeuVis, Inc.
(software company).

†	December 2002 for Vanguard® Equity Income Fund, Vanguard® Growth Equity Fund, the Vanguard® Municipal Bond Funds, and the Vanguard® State Tax-Exempt Funds.

the funds. Among board members’ responsibilities are selecting investment advisors for the funds; monitoring fund operations, performance, and costs; reviewing contracts; nominating and selecting new trustees/directors; and electing Vanguard officers.

Each trustee serves a fund until its termination; or until the trustee’s retirement, resignation, or death; or otherwise as specified in the fund’s organizational documents. Any trustee may be removed at a shareholders’ meeting by a vote representing two-thirds of the net asset value of all shares of the fund together with shares of other Vanguard funds organized within the same trust. The table on these two pages shows information for each trustee and executive officer of the fund. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482.

Name (Year of Birth) Trustee/Officer Since	Position(s) Held with Fund (Number of Vanguard Funds Overseen by Trustee/Officer)	Principal Occupation(s) During the Past Five Years
Alfred M. Rankin, Jr. (1941) January 1993	Trustee (131)	Chairman, President, Chief Executive Officer, and Director of NACCO
Industries, Inc. (forklift trucks/housewares/lignite); Director of
Goodrich Corporation (industrial products/aircraft systems and services); Director of Standard Products Company (supplier for the automotive industry) until 1998.

J. Lawrence Wilson (1936) April 1985	Trustee (131)	Retired Chairman and Chief Executive Officer of Rohm and Haas Co.
(chemicals); Director of Cummins Inc. (diesel engines), MeadWestvaco
Corp. (paper products), and AmerisourceBergen Corp. (pharmaceutical distribution); Trustee of Vanderbilt University.

EXECUTIVE OFFICERS*
R. Gregory Barton (1951) June 2001	Secretary (131)	Managing Director and General Counsel of The Vanguard Group, Inc.; Secretary of The Vanguard Group and of each of the investment companies served by The Vanguard Group.

Thomas J. Higgins (1957) July 1998	Treasurer (131)	Principal of The Vanguard Group, Inc.; Treasurer of each of the investment companies served by The Vanguard Group.

*Officers of the funds are “interested persons” as defined in the Investment Company Act of 1940.

More information about the trustees is in the Statement of Additional Information, available from The Vanguard Group.

VANGUARD SENIOR MANAGEMENT TEAM
Mortimer J. Buckley, Information Technology. James H. Gately, Investment Programs and Services. Kathleen C. Gubanich, Human Resources. F. William McNabb, III, Client Relationship Group.	Michael S. Miller, Planning and Development. Ralph K. Packard, Finance. George U. Sauter, Chief Investment Officer.
John C. Bogle, Founder; Chairman and Chief Executive Officer, 1974-1996.

Post Office Box 2600 Valley Forge, PA 19482-2600

Vanguard, The Vanguard Group, Vanguard.com, PlainTalk, and the ship logo are trademarks of The Vanguard Group, Inc.

All other marks are the exclusive property of their respective owners.

All comparative mutual fund data are from Lipper Inc. or Morningstar, Inc., unless otherwise noted.

For More Information
This report is intended for the fund’s shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current fund prospectus. To receive a free copy of the prospectus or the Statement of Additional Information, or to request additional information about the fund or other Vanguard funds, please contact us at one of the adjacent telephone numbers or by e-mail through Vanguard.com. Prospectuses may also be viewed online.

You can obtain a free copy of Vanguard’s proxy voting guidelines by visiting our website, www.vanguard.com, and searching for “proxy voting guidelines,” or by calling Vanguard at 1-800-662-2739. They are also available from the SEC’s website, www.sec.gov. In addition, you may obtain a free report on how the fund voted the proxies for securities it owned during the 12 months ended June 30. To get the report, visit either www.vanguard.com or www.sec.gov.

You can review and copy information about your fund at the SEC’s Public Reference Room in Washington, D.C. To find out more about this public service, call the SEC at 1-202-942-8090. Information about your fund is also available on the SEC’s website, and you can receive copies of this information, for a fee, by sending a request in either of two ways: via e-mail addressed to publicinfo@sec.gov or via regular mail addressed to the Public Reference Section, Securities and Exchange Commission, Washington, DC 20549–0102.

World Wide Web
www.vanguard.com

Fund Information
1-800-662-7447

Direct Investor
Account Services
1-800-662-2739

Institutional Investor
Services
1-800-523-1036

Text Telephone
1-800-952-3335

© 2004 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing
Corporation, Distributor.

Q3280 112004

Item 2: Code of Ethics. The Board of Trustees has adopted a code of ethics that applies to the principal executive officer, principal financial officer, principal accounting officer or controller of the Registrant and The Vanguard Group, Inc., and to persons performing similar functions.

Item 3: Audit Committee Financial Expert. All of the members of the Audit Committee have been determined by the Registrant’s Board of Trustees to be Audit Committee Financial Experts. The members of the Audit Committee are: Charles D. Ellis, Rajiv L. Gupta, JoAnn Heffernan Heisen, Burton G. Malkiel, Alfred M. Rankin, Jr., and J. Lawrence Wilson. All Audit Committee members are independent under applicable rules.

Item 4: Principal Accountant Fees and Services.

(a)     Audit Fees.

Audit Fees of the Registrant

Fiscal Year Ended September 30, 2004: $52,000
Fiscal Year Ended September 30, 2003: $38,000

Aggregate Audit Fees of Registered Investment Companies in the Vanguard Group

Fiscal Year Ended September 30, 2004: $1,685,500
Fiscal Year Ended September 30, 2003: $1,620,200

(b)     Audit-Related Fees.

Fiscal Year Ended September 30, 2004: $257,800
Fiscal Year Ended September 30, 2003: $324,460

Includes fees billed in connection with assurance and related services provided to the Registrant, The Vanguard Group, Inc., Vanguard Marketing Corporation, and other registered investment companies in the Vanguard Group.

(c)     Tax Fees.

Fiscal Year Ended September 30, 2004: $76,400
Fiscal Year Ended September 30, 2003: $409,900

Includes fees billed in connection with tax compliance, planning and advice services provided to the Registrant, The Vanguard Group, Inc., Vanguard Marketing Corporation, and other registered investment companies in the Vanguard Group and related to income and excise taxes.

(d)     All Other Fees.

Fiscal Year Ended September 30, 2004: $0
Fiscal Year Ended September 30, 2003: $31,000

Includes fees billed for services related to risk management and privacy matters. Services were provided to the Registrant, The Vanguard Group, Inc., Vanguard Marketing Corporation, and other registered investment companies in the Vanguard Group.

(e)     (1) Pre-Approval Policies. The policy of the Registrant’s Audit Committee is to consider and, if appropriate, approve before the principal accountant is engaged for such services, all specific audit and non-audit services provided to: (1) the Registrant; (2) The Vanguard Group, Inc.; (3) other entities controlled by The Vanguard Group, Inc. that provide ongoing services to the Registrant; and (4) other registered investment companies in the Vanguard Group. In making a determination, the Audit Committee considers whether the services are consistent with maintaining the principal accountant’s independence.

        In the event of a contingency situation in which the principal accountant is needed to provide services in between scheduled Audit Committee meetings, members of the Audit Committee would be called on to consider and, if appropriate, pre-approve audit or permitted non-audit services in an amount sufficient to complete services through the next Audit Committee meeting, and to determine if such services would be consistent with maintaining the accountant’s independence. At the next scheduled Audit Committee meeting, services and fees would be presented to the Audit Committee for formal consideration, and, if appropriate, approval by the entire Audit Committee. The Audit Committee would again consider whether such services and fees are consistent with maintaining the principal accountant’s independence.

        The Registrant’s Audit Committee is informed at least annually of all audit and non-audit services provided by the principal accountant to the Vanguard complex, whether such services are provided to: (1) the Registrant; (2) The Vanguard Group, Inc.; (3) other entities controlled by The Vanguard Group, Inc. that provide ongoing services to the Registrant; or other registered investment companies in the Vanguard Group.

    (2) No percentage of the principal accountant’s fees or services were approved pursuant to the waiver provision of paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)     For the most recent fiscal year, over 50% of the hours worked under the principal accountant’s engagement were not performed by persons other than full-time, permanent employees of the principal accountant.

(g)    Aggregate Non-Audit Fees.

Fiscal Year Ended September 30, 2004: $76,400
Fiscal Year Ended September 30, 2003: $440,900

Includes fees billed for non-audit services provided to the Registrant, The Vanguard Group, Inc., Vanguard Marketing Corporation, and other registered investment companies in the Vanguard Group.

(h)     For the most recent fiscal year, the Audit Committee has determined that the provision of all non-audit services was consistent with maintaining the principal accountant’s independence.

Item 5: Not applicable.

Item 6: Not applicable.

Item 7: Not applicable.

Item 8: Not applicable.

Item 9: Not applicable.

Item 10: Controls and Procedures.

    (a)    Disclosure Controls and Procedures. The Principal Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on their evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

    (b)    Internal Control Over Financial Reporting. There were no significant changes in Registrant’s internal control over financial reporting or in other factors that could significantly affect this control subsequent to the date of the evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 11: Exhibits.

(a) Code of Ethics.
(b) Certifications.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Vanguard Malvern Funds
BY:	(signature)
(HEIDI STAM) JOHN J. BRENNAN* CHIEF EXECUTIVE OFFICER

Date:	November 15, 2004

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Vanguard Malvern Funds
BY:	(signature)
(HEIDI STAM) JOHN J. BRENNAN* CHIEF EXECUTIVE OFFICER

Date:	November 15, 2004

Vanguard Malvern Funds
BY:	(signature)
(HEIDI STAM) THOMAS J. HIGGINS* TREASURER

Date:	November 15, 2004

*By Power of Attorney. See File Number 2-57689, filed on December 26, 2002. Incorporated by Reference.